Exhibit 99.2


          Acadia Realty Trust


          Focused.

          Disciplined.

          Value-Driven.


                               Second Quarter 2009


                              Reporting Supplement

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

      Table of Contents
      -----------------
                                                       Page                                                     Page
                                                       ----                                                     ----
                    Section I - Overview                           Section III - Opportunity Fund Information

Important Notes                                           3    Fund I
                                                                 Overview                                         31
Company Information                                       4      Properties                                       32
                                                                 Lease Expirations                                33
Portfolio Snapshots                                              Current Valuation                                34
  Core Portfolio                                          5
                                                               Fund II
Market Capitalization                                     6      Overview                                         35
                                                                 Properties                                       36
Shareholder Information                                   7      Lease Expirations                                37

             Section II - Financial Information                Fund III
                                                                 Overview                                         38
Operating Statements                                             Properties                                       39
  Pro-rata Consolidation                                  8      Storage Post Properties                          40
  EBITDA                                                 10      Storage Post Locations                           41
  Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
   and Funds Available for Distribution ("FAD")          11    Redevelopment Projects - Operating                 42
  2009 Guidance                                          12    Redevelopment Projects - Construction and Design   43
  Fee Income                                             13
  Opportunity Funds                                      14    RCP Venture                                        44
  Joint Ventures                                         17      RCP Venture Investments                          45
  Current v. Prior Year                                  18
                                                                   Section IV - Core Portfolio Information
Same Property Net Operating Income                       20
                                                               Properties                                         46
Balance Sheets
  Consolidated                                           21    Portfolio by State                                 48
  Pro-rata Consolidation                                 22
                                                               Top Tenants                                        49
Notes Receivable                                         23
                                                               Lease Expirations                                  50
Debt Analysis
  Summary                                                24    New and Renewal Rent Spreads                       52
  Detail                                                 25
  Maturities                                             28    Capital Expenditures                               53
  Maturities with Extension Options                      29
                                                               Portfolio Demographics                             54
Selected Financial Ratios                                30

                     Visit www.acadiarealty.com for additional investor and portfolio information

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

       Important Notes
       ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

     Company Information
     -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 76 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters  1311 Mamaroneck Avenue               Investor Relations Jon Grisham
                        Suite 260                                               Senior Vice President,
                        White Plains, NY 10605                                  Chief Accounting Officer
                                                                                (914) 288-8142
                                                                                jgrisham@acadiarealty.com
                                                                                -------------------------

New York Stock Exchange Symbol AKR                           Web Site           www.acadiarealty.com


Analyst Coverage        Bank of Montreal                     J.P. Morgan Securities, Inc.            Bank of America / Merrill Lynch
                        Paul Adornato, CFA - (212) 885-4170  Michael W. Mueller, CFA (212) 622-6689  Craig Schmidt (212) 449-1944
                        paul.adornato@bmo.com                michael.w.mueller@jpmorgan.com          craig_schmidt@ml.com
                        ---------------------                ------------------------------          --------------------

                        Citigroup - Smith Barney             RBC Capital Markets
                        Michael Bilerman - (212) 816-1383    Rich Moore, CFA - (216) 378-7625
                        michael.bilerman@citi.com            rich.moore@rbccm.com
                        -------------------------            --------------------

                        Keefe, Bruyette & Woods, Inc.        KeyBanc Capital Markets, Inc.
                        Sheila K. McGrath - (212) 887-7793   Todd Thomas - (917) 368-2286
                        smcgrath@kbw.com                     tthomas@keybanccm.com
                        ----------------                     ---------------------

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

                              ------------------------------------  -------------------------------------------
 Total Market Capitalization                                                   Market Capitalization
 ---------------------------                                                 including the hypothetical
(including pro-rata share of                                                  repayment of debt with
      joint venture debt)            Market Capitalization                       available cash of
    (dollars in thousands)            as of June 30, 2009                   $81.1 million ("Net Debt")
                              ------------------------------------  -------------------------------------------
                              Percent                 Percent of      Percent                      Percent of
                              of Total               Total Market    of Total                     Total Market
                               Equity               Capitalization    Equity                     Capitalization
                              --------              --------------  -----------                  --------------
Equity Capitalization
---------------------
Total Common Shares
 Outstanding                     98.3% $    39,675                        98.3% $    39,657
Common Operating Partnership
 ("OP") Units                     1.7%         674                         1.7%         674
                                       ------------                             ------------
Combined Common Shares and OP
 Units                                      40,349                                   40,331

Share Price 6/30/2009                        13.05                                    13.05
                                       ------------                             ------------

Equity Capitalization - Common
 Shares and OP Units                       526,554                                  526,320
Preferred OP Units (1)                         327                                      327
                                       ------------                             ------------
 Total Equity Capitalization               526,881           53.3%                  526,647               58.1%
                                       ------------ --------------              ------------     --------------

Debt Capitalization
-------------------
Consolidated debt                          800,697                                  800,697
Adjustment to reflect pro-rata
 share of debt                            (339,269)                                (339,269)
                                       ------------                             ------------
  Total Debt Capitalization                461,428           46.7%                  461,428
                                       ------------ --------------

Less debt paid with available
 cash                                                                               (81,130)(3)
                                                                                ------------
Total Net Debt Capitalization                                                       380,298               41.9%
                                                                                ------------     --------------

 Total Market Capitalization           $   988,309          100.0%              $   906,945              100.0%
                                       ============ ==============              ============     ==============

                              ------------------------------------  -------------------------------------------

(1)Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.
(2)Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.
(3)Reflects Core Portfolio and pro-rata share of Opportunity Funds cash balance as of 6/30/09.

                                     Weighted Average Outstanding Common Shares and OP Units
                                     -------------------------------------------------------
                                         June 30,                  June 30,
                                           2009                      2008
                                         Quarter    Year-to-date    Quarter   Year-to-date
                                        ----------  ------------  ----------  ------------
Weighted average Common Shares
 - Basic EPS                            38,592,289    36,260,663  33,806,747    33,777,272
Dilutive potential Common
 Shares                                    211,819       179,564     569,783       533,218
                                        ----------  ------------  ----------  ------------
Weighted average Common Shares
 - Diluted EPS                          38,804,108    36,440,227  34,376,530    34,310,490
OP Units                                   673,311       672,670     647,656       646,739
Dilutive potential of OP Units                   -             -           -             -
                                        ----------  ------------  ----------  ------------
Weighted average Common
 Shares/OP Units - Diluted FFO          39,477,419    37,112,897  35,024,186    34,957,229
                                        ==========  ============  ==========  ============

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

                      June 30, 2009

Shareholder and OP Unit Information
-----------------------------------
      (amounts in thousands)


                    Common Shares (1)
                    -----------------                                 Percent of
                                                                     Outstanding
                                                           Common       Common
                                                         Shares Held    Shares
                                                         ----------- -----------

Morgan Stanley                                                4,019        10.1%
Vanguard Group                                                2,881         7.3%
Cohen & Steers inc.                                           2,679         6.8%
Barclay's Global Investors                                    2,443         6.2%
Goldman Sachs Group                                           2,039         5.1%
Wellington Management                                         1,837         4.6%
Yale University                                               1,757         4.4%
Heitman Real Estate Securities LLC                            1,661         4.2%
Invesco Ltd.                                                  1,599         4.0%
Principal Financial Group                                     1,567         3.9%
ING Clarion Real Estate Securities                            1,428         3.6%
State Street Corp.                                            1,343         3.4%
                                                         ----------- -----------
Total of Ten Largest Institutional Shareholders              25,253        63.6%
                                                         =========== ===========

Total of all Institutional Shareholders                      38,692        97.5%
                                                         =========== ===========


               Operating Partnership Units
               ---------------------------

                                                          OP Units    Percent of
                                                            Held       OP Units
                                                         ----------- -----------

Managment O.P. Unit Holders                                     370        54.9%
Other O.P. Unit Holders                                         304        45.1%
                                                         ----------- -----------

Total O.P. Units                                                674       100.0%
                                                         =========== ===========

(1) Based on most recent Schedule 13F filed on March 31, 2009, adjusted for Common Shares acquired in the April 2009 Common Share Offering.

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

Income Statements - Pro-rata Consolidation (1)
----------------------------------------------
      Current Quarter and Year-to-Date
      --------------------------------
               (in thousands)
                                                      ------------------------------------------------------------------------------
                                                                                        Year-to-Date
                                                                                            Period
                                                                                        ended June 30,
                                                                                             2009
                                                                           Core Retail                Opportunity Funds      Total
                                                      ------------------------------------------------------------------------------
                                                                             Total
                                                        Wholly     Joint  Continuing Discontinued Continuing Discontinued
                                                         Owned    Ventures Operations  Operations  Operations  Operations
                                                                     (2)                                           (3)
                                                      ----------- -------- ---------- ------------ ---------- ------------
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents                                         $   24,899  $ 3,220  $  28,119  $         -  $   5,411  $        18  $ 33,548
Percentage rents                                             328       20        348            -          -            -       348
Expense reimbursements - CAM                               3,443      484      3,927            -        380            -     4,307
Expense reimbursements - Taxes                             3,818      559      4,377            -        296            -     4,673
Other property income                                         86        -         86            -        232            -       318
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
                                                          32,574    4,283     36,857            -      6,320           18    43,195
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
PROPERTY EXPENSES
Property operating - CAM                                   4,377     536      4,913            -        425            -     5,338
Other property operating                                   1,669     136      1,805            -      1,170            1     2,976
Real estate taxes                                          4,631     611      5,242            -        685            -     5,927
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
                                                          10,677   1,283     11,960            -      2,281            1    14,241
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

NET OPERATING INCOME - PROPERTIES                         21,897   3,000     24,897            -      4,039           17    28,954

OTHER INCOME (EXPENSE)
Interest income                                            9,478       3      9,481            -        143            -     9,624
Straight-line rent income                                    248      (2)       246            -        175            -       421
Straight-line rents written off                             (369)      -       (369)           -        (41)          24      (386)
FAS 141 rent                                                 (92)     70        (22)           -       (838)           -      (860)
Interest expense                                          (9,899) (1,866)   (11,765)           -     (1,179)           -   (12,944)
FAS 141 interest                                              18       -         18            -          2           (2)       18
Asset and property management expense                        (64)      -        (64)           -         (2)           -       (66)
Promote expense                                                -       -          -            -          -            -         -
Reserve for pre-acquisition costs                              -       -          -            -       (481)           -      (481)
Reserve for notes receivable                              (1,734)      -     (1,734)           -          -            -    (1,734)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME                19,483   1,205     20,688            -      1,819           39    22,547
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

FEE INCOME
Asset and property management fees                         5,697       -      5,697            -          -            -     5,697
Priority distributions                                       225       -        225            -          -            -       225
Transactional fees                                         4,778       -      4,778            -          -            -     4,778
Loan defeasance                                                -       -          -            -          -            -         -
Provision for income taxes                                (1,849)      -     (1,849)           -          0            -    (1,849)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

FEE INCOME                                                 8,851       -      8,851            -          0            -     8,851
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                        -       -          -            -       (680)           -      (680)
Promote income - RCP                                           -       -          -            -       (331)           -      (331)
Promote income - Fund capital transactions                     -       -          -            -        909            -       909
Equity in earnings of unconsolidated properties                -       -          -            -        (19)           -       (19)
Forfeited property sale contract deposit                   1,730       -      1,730            -          -            -     1,730
Lease termination income                                     226       1        227            -          -            -       227
Gain on extinguishment of debt                             7,045       -      7,045            -          -            -     7,045
Provision for income taxes                                   298       -        298            -        (26)           -       272
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

PROMOTE, RCP AND OTHER INCOME                              9,299       1      9,300            -       (147)           -     9,153
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

GENERAL AND ADMINISTRATIVE                               (11,958)      5    (11,953)           -       (268)           -   (12,221)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

Depreciation and amortization                             (7,790)   (736)    (8,526)           -     (2,224)           -   (10,750)
FAS 141 amortization                                        (451)      -       (451)           -       (150)           -      (601)
Gain on sale of properties                                     -       -          -            -          -        1,002     1,002
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
Income before noncontrolling interests                    17,434     475     17,909            -       (969)       1,041    17,981

Noncontrolling interest - OP                                (177)      -       (177)           -        (15)         (19)     (211)
Noncontrolling interests                                     (12)      -        (12)           -         (1)        (323)     (336)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

NET INCOME                                            $   17,245  $   475  $  17,720  $         -  $    (985) $       699  $ 17,434
                                                      =========== ======== ========== ============ ========== ============ =========
                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------
                                                                                       Current Quarter
                                                                                           3 months
                                                                                        ended June 30,
                                                                                             2009
                                                                           Core Retail                Opportunity Funds      Total
                                                      ------------------------------------------------------------------------------
                                                                             Total
                                                        Wholly     Joint  Continuing Discontinued Continuing Discontinued
                                                         Owned    Ventures Operations  Operations  Operations  Operations
                                                                     (2)
                                                      ----------- -------- ---------- ------------ ---------- ------------
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents                                         $   12,343  $ 1,604  $  13,947  $         -  $   2,825  $         -  $ 16,772
Percentage rents                                             127       11        138            -          -            -       138
Expense reimbursements - CAM                               1,280      236      1,516            -        206            -     1,722
Expense reimbursements - Taxes                             1,880      307      2,187            -        169            -     2,356
Other property income                                         61        -         61            -        177            -       238
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
                                                          15,691    2,158     17,849            -      3,377            -    21,226
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
PROPERTY EXPENSES
Property operating - CAM                                   1,600      219      1,819            -        221            -     2,040
Other property operating                                   1,122       49      1,171            -        549            -     1,720
Real estate taxes                                          2,330      313      2,643            -        383            -     3,026
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
                                                           5,052      581      5,633            -      1,152            -     6,785
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

NET OPERATING INCOME - PROPERTIES                         10,639    1,577     12,216            -      2,225            -    14,441

OTHER INCOME (EXPENSE)
Interest income                                            4,681        1      4,682            -         71            -     4,753
Straight-line rent income                                    123       (6)       117            -        152            -       269
Straight-line rents written off                             (369)       -       (369)           -        (71)           -      (440)
FAS 141 rent                                                   4       35         39            -       (368)           -      (329)
Interest expense                                          (4,733)    (935)    (5,668)                   (615)           -    (6,283)
FAS 141 interest                                               9        -          9                       -            -         9
Asset and property management expense                        (32)       -        (32)           -         (1)           -       (33)
Promote expense                                                -        -          -            -          -            -         -
Reserve for pre-acquisition costs                              -        -          -            -       (481)           -      (481)
Reserve for notes receivable                              (1,734)       -     (1,734)           -          -            -    (1,734)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME                 8,588      672      9,260            -        912            -    10,172
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

FEE INCOME
Asset and property management fees                         2,904        -      2,904            -          -            -     2,904
Priority distributions                                       113        -        113            -          -            -       113
Transactional fees                                         2,610               2,610                       -            -     2,610
Loan defeasance                                                -        -          -                       -            -         -
Provision for income taxes                                (1,045)       -     (1,045)           -          -            -    (1,045)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

FEE INCOME                                                 4,582        -      4,582            -          -            -     4,582
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                        -        -          -            -         32            -        32
Promote income - RCP                                           -        -          -            -       (331)           -      (331)
Promote income - Fund capital transactions                     -        -          -            -         63            -        63
Equity in earnings of unconsolidated properties                -        -          -            -         (8)           -        (8)
Forfeited property sale contract deposit                       -        -          -            -          -            -         -
Lease termination income                                      21        -         21            -          -            -        21
Gain on extinguishment of debt                             3,895               3,895                       -            -     3,895
Provision for income taxes                                    21        -         21            -        (26)           -        (5)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

PROMOTE, RCP AND OTHER INCOME                              3,937        -      3,937            -       (269)           -     3,668
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

GENERAL AND ADMINISTRATIVE                                (5,212)       5     (5,207)           -       (232)           -    (5,439)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

Depreciation and amortization                             (3,862)    (364)    (4,226)           -     (1,219)           -    (5,445)
FAS 141 amortization                                        (224)       -       (224)                    (64)           -      (288)
Gain on sale of properties                                     -        -          -            -          -            -         -
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
Income before noncontrolling interests                     7,809      313      8,122            -       (872)           -     7,250

Noncontrolling interest - OP                                 (45)       -        (45)           -        (15)           -       (60)
Noncontrolling interests                                      (3)       -         (3)           -        (51)           -       (54)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

NET INCOME                                            $    7,761  $   313  $   8,074  $         -  $    (939) $         -  $  7,135
                                                      =========== ======== ========== ============ ========== ============ =========
                                                      ------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center which are accounted for as unconsolidated investments in the Company's financial statements.
(2) The noncontrolling interest's share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $613 for the six months ended June 30, 2009.
(3) Discontinued Operations reflects six Kroger locations which were sold in January 2009.

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

Income Statements - Pro-rata Consolidation (1)
----------------------------------------------
      Current Quarter and Year-to-Date
      --------------------------------
               (in thousands)
                                                      ------------------------------------------------------------------------------
                                                                                        Prior Quarter
                                                                                           3 months
                                                                                       ended March 31,
                                                                                             2009
                                                                           Core Retail                Opportunity Funds      Total
                                                      ------------------------------------------------------------------------------
                                                                             Total
                                                        Wholly     Joint  Continuing Discontinued Continuing Discontinued
                                                         Owned    Ventures Operations  Operations  Operations  Operations
                                                                     (2)                                           (3)
                                                      ----------- -------- ---------- ------------ ---------- ------------
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents                                         $   12,556  $ 1,616  $  14,172  $         -  $   2,587  $        18  $ 16,777
Percentage rents                                             201        9        210            -          -            -       210
Expense reimbursements - CAM                               2,163      248      2,411            -        174            -     2,585
Expense reimbursements - Taxes                             1,938      252      2,190            -        127            -     2,317
Other property income                                         25        -         25            -         55            -        80
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
                                                          16,883    2,125     19,008            -      2,943           18    21,969
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
PROPERTY EXPENSES
Property operating - CAM                                   2,777      317      3,094            -        204            -     3,298
Other property operating                                     547       87        634            -        622            1     1,256
Real estate taxes                                          2,301      298      2,599            -        302            -     2,901
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
                                                           5,625      702      6,327            -      1,128            1     7,456
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

NET OPERATING INCOME - PROPERTIES                         11,258    1,423     12,681            -      1,814           17    14,513

OTHER INCOME (EXPENSE)
Interest income                                            4,797        2      4,799            -         72            -     4,871
Straight-line rent income                                    125        4        129            -         24            -       153
Straight-line rents written off                                -        -          -            -         30           24        54
FAS 141 rent                                                 (96)      35        (61)           -       (470)           -      (531)
Interest expense                                          (5,166)    (931)    (6,097)                   (564)           -    (6,661)
FAS 141 interest                                               9        -          9                       2           (2)        9
Asset and property management expense                        (32)       -        (32)           -         (1)           -       (33)
Promote expense                                                -        -          -            -          -            -         -
Reserve for pre-acquisition costs                              -        -          -            -          -            -         -
Reserve for notes receivable                                   -        -          -            -          -            -         -
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME                10,895      533     11,428            -        907           39    12,375
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

FEE INCOME
Asset and property management fees                         2,793        -      2,793            -          -            -     2,793
Priority distributions                                       111        -        111            -          -            -       111
Transactional fees                                         2,168               2,168                       -            -     2,168
Loan defeasance                                                -        -          -                       -            -         -
Provision for income taxes                                  (804)       -       (804)           -          0            -      (804)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

FEE INCOME                                                 4,268        -      4,268            -          0            -     4,269
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                        -        -          -            -       (713)           -      (713)
Promote income - RCP                                           -        -          -            -          -            -         -
Promote income - Fund capital transactions                     -        -          -            -        845            -       845
Equity in earnings of unconsolidated properties                -        -          -            -        (10)           -       (10)
Forfeited property sale contract deposit                   1,730        -      1,730            -          -            -     1,730
Lease termination income                                     205        1        206            -          -            -       206
Gain on extinguishment of debt                             3,150               3,150                       -            -     3,150
Provision for income taxes                                   277        -        277            -          -            -       277
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

PROMOTE, RCP AND OTHER INCOME                              5,362        1      5,363            -        122            -     5,485
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

GENERAL AND ADMINISTRATIVE                                (6,746)       -     (6,746)           -        (36)           -    (6,782)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

Depreciation and amortization                             (3,928)    (372)    (4,300)           -     (1,005)           -    (5,305)
FAS 141 amortization                                        (227)       -       (227)                    (85)           -      (312)
Gain on sale of properties                                     -        -          -            -          -        1,002     1,002
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------
Income before noncontrolling interests                     9,624      162      9,786            -        (96)       1,041    10,732

Noncontrolling interest - OP                                (132)       -       (132)           -          -          (19)     (151)
Noncontrolling interests                                      (9)       -         (9)           -         50         (323)     (282)
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

NET INCOME                                            $    9,483  $   162  $   9,645  $         -  $     (46) $       699  $ 10,299
                                                      =========== ======== ========== ============ ========== ============ =========
                                                      ------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center which are accounted for as unconsolidated investments in the Company's financial statements.
(2) The noncontrolling interest's share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $311 for the quarter ended March 31, 2009.
(3) Discontinued Operations reflects six Kroger locations which were sold in January 2009.

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

   Income Statements - EBITDA
   --------------------------
 Current Quarter and Year-to-Date
 --------------------------------

         (in thousands)
                                                      ------------------------------------------------------------------------------
                                                                                      Year-to-Date
                                                                                         Period
                                                                                     ended June 30,
                                                                                          2009
                                                                           Core Retail                Opportunity Funds      Total
                                                      ------------------------------------------------------------------------------
                                                                             Total
                                                        Wholly     Joint  Continuing Discontinued Continuing Discontinued
                                                         Owned    Ventures Operations  Operations  Operations  Operations
                                                                     (2)
                                                      ----------- -------- ---------- ------------ ---------- ------------

NET INCOME                                            $   17,245  $   475  $  17,720  $         -  $    (985) $       699  $ 17,434

Add back:
Depreciation and amortization                              7,790      736      8,526            -      2,224            -    10,750
FAS 141 amortization                                         451        -        451            -        150            -       601
Interest expense                                           9,899    1,866     11,765            -      1,179            -    12,944
FAS 141 interest                                             (18)       -        (18)           -         (2)           2       (18)
Gain on sale of properties                                     -        -          -            -          -       (1,002)   (1,002)
Provision for income taxes                                 1,551        -      1,551            -         26            -     1,577
Noncontrolling interest - OP                                 177        -        177            -         15           19       211
Noncontrolling interests                                      12        -         12            -          1          323       336
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

EBIDTA                                                $   37,107  $ 3,077  $  40,184  $         -  $   2,608  $        41  $ 42,832
                                                      =========== ======== ========== ============ ========== ============ =========

                                                      ------------------------------------------------------------------------------


                                                      ------------------------------------------------------------------------------
                                                                                       Current Quarter
                                                                                           3 months
                                                                                        ended June 30.
                                                                                             2009
                                                                           Core Retail                Opportunity Funds      Total
                                                      ------------------------------------------------------------------------------
                                                                             Total
                                                        Wholly     Joint  Continuing Discontinued Continuing Discontinued
                                                         Owned    Ventures Operations  Operations  Operations  Operations
                                                      ----------- -------- ---------- ------------ ---------- ------------

NET INCOME                                            $    7,761  $   313  $   8,074  $         -  $    (939) $         -  $  7,135

Add back:
Depreciation and amortization                              3,862      364      4,226            -      1,219            -     5,445
FAS 141 amortization                                         224        -        224            -         64            -       288
Interest expense                                           4,733      935      5,668            -        615            -     6,283
FAS 141 interest                                              (9)       -         (9)           -          -            -        (9)
Gain on sale of properties                                     -        -          -            -          -            -         -
Provision for income taxes                                 1,024        -      1,024            -         26            -     1,050
Noncontrolling interest - OP                                  45        -         45            -         15            -        60
Noncontrolling interests                                       3        -          3            -         51            -        54
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

EBIDTA                                                $   17,643  $ 1,612  $  19,255  $         -  $   1,052  $         -  $ 20,307
                                                      =========== ======== ========== ============ ========== ============ =========
                                                      ------------------------------------------------------------------------------


                                                      ------------------------------------------------------------------------------
                                                                                        Prior Quarter
                                                                                           3 months
                                                                                       ended March 31,
                                                                                             2009
                                                                           Core Retail                Opportunity Funds      Total
                                                      ------------------------------------------------------------------------------
                                                                             Total
                                                        Wholly     Joint  Continuing Discontinued Continuing Discontinued
                                                         Owned    Ventures Operations  Operations  Operations  Operations
                                                      ----------- -------- ---------- ------------ ---------- ------------

NET INCOME                                            $    9,483  $   162  $   9,645  $         -  $     (46) $       699  $ 10,299

Add back:
Depreciation and amortization                              3,928      372      4,300            -      1,005            -     5,305
FAS 141 amortization                                         227        -        227            -         85            -       312
Interest expense                                           5,166      931      6,097            -        564            -     6,661
FAS 141 interest                                              (9)       -         (9)           -         (2)           2        (9)
Gain on sale of properties                                     -        -          -            -          -       (1,002)   (1,002)
Provision for income taxes                                   527        -        527            -         (0)           -       527
Noncontrolling interest - OP                                 132        -        132            -          -           19       151
Noncontrolling interests                                       9        -          9            -        (50)         323       282
                                                      ----------- -------- ---------- ------------ ---------- ------------ ---------

EBIDTA                                                $   19,463  $ 1,465  $  20,928  $         -  $   1,556  $        41  $ 22,525
                                                      =========== ======== ========== ============ ========== ============ =========
                                                      ------------------------------------------------------------------------------

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

 Funds from Operations ("FFO")(1)                             2009                                     2008
 --------------------------------         ----------------------------------------------    -----------------------------

                                          --------------  --------------  --------------
                                             Current         Current         Previous         Historic        Historic
                                           Year-to-Date      Quarter         Quarter        Year-to-Date      Quarter

                                           Period ended  3 months ended   3 months ended    Period ended   3 months ended
  Funds from operations ("FFO"):    Notes June 30, 2009   June 30, 2009   March 31, 2009    June 30, 2008  June 30, 2008
  ------------------------------          --------------  -------------   --------------    -------------  --------------

Net Income                                $      17,434   $      7,135    $      10,299     $     25,636   $      17,398
Add back:
Depreciation of real estate and
 amortization of leasing costs:
 (net of noncontrolling interest
  share)
     Consolidated affiliates                      8,798          4,427            4,371            6,536           2,970
     Unconsolidated affiliates                      736            365              371              884             384
(Gain) loss on sale of properties
 (net of noncontrollling interest
 share)                                               -
     Consolidated affiliates                       (929)             -             (929)          (7,182)         (7,182)
     Unconsolidated affiliates                        -              -                -             (588)           (588)
Income attributable to
 noncontrolling interests' share in
 Operating Partnership                              211             60              151              441             362
Extraordinary item (net of
 noncontrolling interests' share
 and income taxes)                                    -                                                                -
Distributions on Preferred OP Units                  10              5                5               10               5
                                          --------------  --------------  --------------    -------------  --------------
                                FFO       $      26,260   $     11,992    $      14,268     $     25,737   $      13,349
                                          ==============  ==============  ==============    =============  ==============

 Adjusted Funds from operations ("AFFO"):
 ----------------------------------------
Diluted FFO                               $      26,260   $     11,992    $      14,268     $     25,737   $      13,349
Straight line rent, net                             (35)           172             (207)            (319)           (248)
Non real estate depreciation                        362            180              182              456             229
Amortization of finance costs                       593            308              285              564             262
Amortization of cost of management
 contracts                                          109             51               58              478             278
Tenant improvements                              (1,047)          (503)            (544)            (546)           (308)
Leasing commissions                                (259)           (72)            (187)            (266)           (140)
Capital expenditures                               (294)          (285)              (9)            (122)            (78)
                                          --------------  --------------  --------------    -------------  --------------

                               AFFO       $      25,689   $     11,843    $      13,846     $     25,982   $      13,344
                                          ==============  ==============  ==============    =============  ==============

 Funds Available for Distribution ("FAD")
 ----------------------------------------
AFFO                                      $      25,689   $     11,843    $      13,846     $     25,982   $      13,344
Scheduled prinicpal repayments                     (776)          (378)            (398)          (1,390)           (679)
                                          --------------  --------------  --------------    -------------  --------------

                                FAD       $      24,913   $     11,465    $      13,448     $     24,592   $      12,665
                                          ==============  ==============  ==============    =============  ==============

Total weighted average shares and OP Units:
Basic                                            36,933         39,265           34,575           34,424          34,454
                                          ==============  ==============  ==============    =============  ==============
Diluted                                          37,113         39,477           34,722           34,957          35,024
                                          ==============  ==============  ==============    =============  ==============

          FFO per share:
FFO per share - Basic                     $        0.71   $       0.31    $        0.41     $       0.75   $        0.39
                                          ==============  ==============  ==============    =============  ==============
FFO per share - Diluted                   $        0.71   $       0.30    $        0.41     $       0.74   $        0.38
                                          ==============  ==============  ==============    =============  ==============

 AFFO per share - Basic                   $        0.70   $       0.30    $        0.40     $       0.75   $        0.39
                                          ==============  ==============  ==============    =============  ==============
 AFFO per share - Diluted                 $        0.69   $       0.30    $        0.40     $       0.74   $        0.38
                                          ==============  ==============  ==============    =============  ==============

 FAD per share - Basic                    $        0.67   $       0.29    $        0.39     $       0.71   $        0.37
                                          ==============  ==============  ==============    =============  ==============
 FAD per share - Diluted                  $        0.67   $       0.29    $        0.39     $       0.70   $        0.36
                                          ==============  ==============  ==============    =============  ==============

                                          --------------  --------------  --------------

-------------------------------------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market
Capitalization" for weighted-average basic and diluted shares.

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

             2009 Guidance - Highlights
             --------------------------
  (in millions except per share amounts, all per share
              amounts are fully diluted)

                                                                   Original             Previous            Current
                                                                2009 Guidance        2009 Guidance       2009 Guidance       2008
 Overall:                                                          Low/High            Low/High (2)         Low/High        Actual
 --------                                                    -------------------  ------------------- -------------------  --------


Full year Funds from Operations ("FFO") per share(1)           $1.05 to $1.19       $0.96 to $1.09      $1.07 to $1.16       $1.10
                                                             ===================  =================== ===================  ========

Earnings per Share ("EPS") (1)                                 $0.51 to $0.65       $0.47 to $0.60      $0.58 to $0.67       $0.74
                                                             ===================  =================== ===================  ========

 FFO Components:
 ---------------

 Core and pro-rata share of opportunity Fund ("Fund")
  portfolio income                                             $38.9 to $41.2       $38.9 to $41.2      $39.7 to $41.7       $38.9
                                                             ===================  =================== ===================  ========

 Asset and property management fee income, net of TRS taxes         $11.1                $11.1               $11.0           $10.2
                                                             ===================  =================== ===================  ========

 Transactional fee income, net of TRS taxes                     $9.4 to $10.3        $9.4 to $10.3       $9.0 to $9.5        $8.3
                                                             ===================  =================== ===================  ========

 Promote, RCP and other income, net of TRS taxes                $5.4 to $6.6         $5.4 to $6.6        $8.0 to $8.5        $9.5
                                                             ===================  =================== ===================  ========

 General and administrative expense                           $(26.0) to $(25.5)   $(26.0) to $(25.5)  $(25.0) to $(24.5)   $(26.4)
                                                             ===================  =================== ===================  ========

 Total                                                          $38.8 to $43.7       $38.8 to $43.7      $42.7 to $46.2      $40.5
                                                             ===================  =================== ===================  ========

 Non-cash interest pursuant to FSP 14-1                            $(2.2)               $(2.2)              $(1.3)          $(2.1)
                                                             ===================  =================== ===================  ========

 Net                                                            $36.6 to $41.5       $36.6 to $41.5      $41.4 to $44.9      $38.4
                                                             ===================  =================== ===================  ========

------------------------------------------------------------------------------------------------------------------------------------
(1) Projected 2009 and 2008 actual results are presented after giving effect to FASB Staff Position 14-1 "Accounting for Convertible
Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP 14-1"). The adoption of this pronouncement in 2009 will result in an additional annual non-cash interest charge of $2.2 million, or $0.06 per share. Before the adoption of FSP 14-1, Projected 2009 and 2008 actual results are as follows:

 Full year FFO per share before FSP 14-1 interest adjustment    $1.11 to $1.25       $1.02 to $1.15      $1.10 to $1.19      $1.16
                                                             ===================  =================== ===================  ========

 Full year EPS before FSP 14-1 interest adjustment              $0.57 to $0.71       $0.53 to $0.66      $0.61 to $0.70      $0.80
                                                             ===================  =================== ===================  ========

(2) Based solely on the effect of the Common Shares issued during April 2009, the Company had updated its 2009 guidance for EPS to be $0.04 to $0.05 lower and FFO per share to be $0.09 to $0.10 lower than each of the low and high ends of its previous guidance ranges.

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

Income Statements - Fee income by Opportunity Fund
--------------------------------------------------
                  (in thousands)

                                                        Fund I     Fund II   Fund III     Other      Total
                                                      ------------------------------------------------------
Period ended June 30, 2009
Asset and property management fees                    $        - $    1,988 $    3,149 $      560 $    5,697
Transactional fees                                            49      3,552        536        641      4,778
                                                      ------------------------------------------------------
                                                              49      5,540      3,685      1,201     10,475
Priority distributions (Asset and property management
 fees)                                                       224          -          -          -        224
                                                      ------------------------------------------------------
Total management fees and priority distributions      $      273 $    5,540 $    3,685 $    1,201 $   10,699
                                                      ======================================================

                                                        Fund I     Fund II   Fund III     Other      Total
                                                      ------------------------------------------------------
Three months ended December 31, 2009
Asset and property management fees                    $        - $        - $        - $        - $        -
Transactional fees                                                                                         -
                                                      ------------------------------------------------------
                                                               -          -          -          -          -
Priority distributions (Asset and property management
fees)                                                                                                      -
                                                      ------------------------------------------------------
Total management fees and priority distributions      $        - $        - $        - $        - $        -
                                                      ======================================================

                                                        Fund I     Fund II   Fund III     Other      Total
                                                      ------------------------------------------------------
Three months ended September 30, 2009
Asset and property management fees                    $        - $        - $        - $        - $        -
Transactional fees                                                                                         -
                                                      ------------------------------------------------------
                                                               -          -          -          -          -
Priority distributions (Asset and property management
 fees)                                                                                                     -
                                                      ------------------------------------------------------
Total management fees and priority distributions      $        - $        - $        - $        - $        -
                                                      ======================================================

                                                        Fund I     Fund II   Fund III     Other      Total
                                                      ------------------------------------------------------
Three months ended June 30, 2009
Asset and property management fees                    $        - $    1,006 $    1,638 $      260 $    2,904
Transactional fees                                            14      2,247        165        184      2,610
                                                      ------------------------------------------------------
                                                              14      3,253      1,803        444      5,514
Priority distributions (Asset and property management
fees)                                                        113                                         113
                                                      ------------------------------------------------------
Total management fees and priority distributions      $      127 $    3,253 $    1,803 $      444 $    5,627
                                                      ======================================================

                                                        Fund I     Fund II   Fund III     Other      Total
                                                      ------------------------------------------------------
Three months ended March 31, 2009
Asset and property management fees                    $        - $      982 $    1,511 $      300 $    2,793
Transactional fees                                            35      1,305        371        457      2,168
                                                      ------------------------------------------------------
                                                              35      2,287      1,882        757      4,961
Priority distributions (Asset and property
 management fees)                                            111          -          -          -        111
                                                      ------------------------------------------------------
Total management fees and priority distributions      $      146 $    2,287 $    1,882 $      757 $    5,072
                                                      ======================================================

     Acadia Realty Trust

     Reporting Supplement
        June 30, 2009

  Income Statements -Opportunity Funds (1)
  ----------------------------------------
                Year-to-Date
                ------------
               (in thousands)
                                            ----------------------------------------------------------------------------------------

                                                                               Year-to-Date
                                                                                  Period
                                                                            ended June 30, 2009

                                            ----------------------------------------------------------------------------------------
                                                                                         Continuing Discontinued
                                                                                         Operations  Operations
                                              Fund I      Fund I       Fund I      AKR    AKR Pro-    AKR Pro-                AKR
                                            Continuing Discontinued Consolidated Promote rata share  rata share  Mervyns    Promote
                                            Operations  Operations   Operations  20.00%    22.22%      22.22%       I        20.00%
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

PROPERTY REVENUES
Minimum rents                               $   4,089  $        82  $     4,171  $   834 $     723  $        18  $     -  $       -
Percentage rents                                    -            -            -        -         -            -        -          -
Expense reimbursements - CAM                      107            -          107       21        19            -        -          -
Expense reimbursements - Taxes                    151            -          151       30        27            -        -          -
Other property income                             544            -          544        0       121            -        -          -
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------
                                                4,891           82        4,973      886       890           18        -          -
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

PROPERTY EXPENSES
Property operating - CAM                          214            3          217       43        38            1        -          -
Other property operating                          180            -          180       36        32            -        -          -
Real estate taxes                                 226            -          226       45        40            -        -          -
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------
                                                  620            3          623      125       110            1        -          -
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

NET OPERATING INCOME - PROPERTIES (3)           4,271           79        4,350      762       780           17        -          -

OTHER INCOME (EXPENSE)
Interest income                                    29            -           29        6         5            -        -          -
Straight-line rent income                        (296)         106         (190)     (38)      (57)          24        -          -
Straight-line rents written off                  (120)           -         (120)     (24)      (21)           -        -          -
FAS 141 rent                                       (4)           -           (4)      (1)       (1)           -        -          -
Interest expense                                 (363)          (7)        (370)     (74)      (64)          (2)       -          -
FAS 141 interest                                    -            -            -        -         -            -        -          -
Property management expense                        (4)           -           (4)      (1)       (1)           -        -          -
Promote expense                                  (891)           -         (891)       -         -            -      332          -
Reserve for pre-acquisition costs                   -            -            -        -         -            -        -          -
Reserve for notes receivable                        -            -            -        -         -            -        -          -
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

OPPORTUNITY FUND INCOME                         2,622          178        2,800      630       641           39      332          -

FEE INCOME
Asset and property management fees                  -            -            -        -         -            -        -          -
Priority distributions                              -            -            -        -         -            -        -          -
Transactional fees                                  -            -            -        -         -            -        -          -
Loan defeasance                                     -            -            -        -         -            -        -          -
Provision for income taxes                          -            -            -        -         -            -        1          0
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

FEE INCOME                                          -            -            -        -         -            -        1          0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments             -            -            -        -         -            -   (1,656)         -
Promote income - RCP                                -            -            -        -         -            -        -       (331)
Promote income - Fund capital transactions          -            -            -      108       (24)           -        -          -
Equity in earnings of unconsolidated
 properties                                       (49)           -          (49)     (10)       (9)           -        -          -
Receipt of forfeited deposit                        -            -            -        -         -            -        -          -
Lease termination income                            -            -            -        -         -            -        -          -
Gain on extinguishment of debt                      -            -            -        -         -            -        -          -
Provision for income taxes                        (64)           -          (64)     (13)      (11)           -       (2)        (0)
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

PROMOTE, RCP AND OTHER INCOME                    (113)           -         (113)      86       (44)           -   (1,658)      (331)
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

GENERAL AND ADMINISTRATIVE                       (322)           -         (322)     (64)      (57)           -       (1)        (0)

Depreciation and amortization                  (2,300)           -       (2,300)    (460)     (409)           -        -          -
FAS 141 amortization                               (2)           -           (2)      (0)       (0)           -        -          -
Gain on sale of properties                          -        5,637        5,637    1,127      (251)       1,253        -          -
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------
Income before noncontrolling interest            (115)       5,815        5,700    1,318      (120)       1,292   (1,326)      (331)

Noncontrolling interest - OP                        -            -            -        -         -            -        -          -
Noncontrolling interests                         (320)      (1,454)      (1,774)    (355)        8         (323)       -          -
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

NET INCOME                                  $    (435) $     4,361  $     3,926  $   963 $    (113) $       969  $(1,326) $    (331)
                                            ========== ============ ============ ======= ========== ============ ======== ==========

                                            ----------------------------------------------------------------------------------------
                                             AKR Pro-                 AKR Pro-            AKR Pro-               AKR Pro-    Total
                                            rata share               rata share  Mervyns rata share             rata share  AKR Pro-
                                              22.22%     Fund II        20.00%      II     20.00%     Fund III  19.9005%  rata share
                                            ----------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                               $       -  $     8,699  $     1,740  $     - $       -  $    10,614  $ 2,114  $   5,429
Percentage rents                                    -            -            -        -         -            -        -          -
Expense reimbursements - CAM                        -        1,165          233        -         -          536      107        380
Expense reimbursements - Taxes                      -          285           57        -         -          919      182        296
Other property income                               -           53           10        -         -          507      101        232
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------
                                                    -       10,202        2,040        -         -       12,576    2,504      6,338
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

PROPERTY EXPENSES
Property operating - CAM                            -        1,170          234        -         -          548      109        425
Other property operating                            -        2,417          484        -         -        3,110      619      1,171
Real estate taxes                                   -          948          190        -         -        2,059      410        685
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------
                                                    -        4,535          908        -         -        5,717    1,138      2,281
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

NET OPERATING INCOME - PROPERTIES (3)               -        5,667        1,132        -         -        6,859    1,366      4,057

OTHER INCOME (EXPENSE)
Interest income                                     -            4            1        1         -          659      131        143
Straight-line rent income                           -        1,109          222        -         -          125       25        175
Straight-line rents written off                     -          142           28        -         -            -        -        (17)
FAS 141 rent                                        -         (130)         (26)       -         -       (4,069)    (810)      (838)
Interest expense                                    -       (2,277)        (456)       -         -       (2,932)    (583)    (1,179)
FAS 141 interest                                    -            -            -        -         -            -        -          -
Property management expense                         -       (2,615)           -        -         -       (4,402)       -         (2)
Promote expense                                     -            -            -        -         -            -        -          -
Reserve for pre-acquisition costs                   -            -            -        -         -       (2,415)    (481)      (481)
Reserve for notes receivable                        -            -            -        -         -            -        -          -
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

OPPORTUNITY FUND INCOME                             -        1,900          901        1         -       (6,175)    (352)     1,859

FEE INCOME
Asset and property management fees                  -            -            -        -         -            -        -          -
Priority distributions                              -            -            -        -         -            -        -          -
Transactional fees                                  -            -            -        -         -            -        -          -
Loan defeasance                                     -            -            -        -         -            -        -          -
Provision for income taxes                          0            -            -        -         -            -        -          0
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

FEE INCOME                                          0            -            -        -         -            -        -          0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments          (294)         (10)          (2)  (1,921)     (384)           -        -       (680)
Promote income - RCP                                -            -            -        -         -            -        -       (331)
Promote income - Fund capital transactions          -            -            -        -         -            -        -         84
Equity in earnings of unconsolidated
 properties                                         -            -            -        -         -            -        -        (19)
Receipt of forfeited deposit                        -            -            -        -         -            -        -          -
Lease termination income                            -            -            -        -         -            -        -          -
Gain on extinguishment of debt                      -            -            -        -         -            -        -          -
Provision for income taxes                         (0)           -            -       (4)       (1)          (3)       -        (26)
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

PROMOTE, RCP AND OTHER INCOME                    (295)         (10)          (2)  (1,925)     (385)          (3)       -       (972)
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

GENERAL AND ADMINISTRATIVE                         (0)        (521)        (104)     (27)       (5)        (189)     (37)      (268)

Depreciation and amortization                       -       (3,882)        (776)       -         -       (2,912)    (579)    (2,224)
FAS 141 amortization                                -         (138)         (28)       -         -         (607)    (121)      (150)
Gain on sale of properties                          -            -            -        -         -            -        -      2,129
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------
Income before noncontrolling interest            (295)      (2,651)          (9)  (1,951)     (390)      (9,886)  (1,089)       375

Noncontrolling interest - OP                        -            -            -        -         -            -        -          -
Noncontrolling interests                            -          (57)         (12)       -         -          278       55       (627)
                                            ---------- ------------ ------------ ------- ---------- ------------ -------- ----------

NET INCOME                                  $    (295) $    (2,708) $       (21) $(1,951)$    (390) $    (9,608) $(1,034) $    (252)
                                            ========== ============ ============ ======= ========== ============ ======== ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the
Company does not recognize its pro-rata share of these expenses.

(3) Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $961 for the six months ended June 30, 2009.

               Reporting Supplement
                   June 30, 2009
     Income Statements -Opportunity Funds (1)
---------------------------------------------------
                  Current Quarter
---------------------------------------------------
                  (in thousands)

                                                                                 Current Quarter
                                                                                     Period
                                                                               ended June 30, 2009
                                            ----------------------------------------------------------------------------------------
                                                                                    Continuing Discontinued
                                                                                    Operations Operatiosn                     AKR
                                              Fund I    Fund I    Fund I     AKR     AKR Pro-   AKR Pro-                      Pro-
                                                         Dis-      Con-                rata     rata                AKR      rata
                                            Continuingcontinued solidated  Promote    share     share              Promote    share
                                            OperationsOperationsOperations  20.00%    22.22%    22.22%  Mervyns I   20.00%   22.22 %
                                            ----------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                               $   2,019 $        -$   2,019 $     404 $     359 $       - $       - $       - $     -
Percentage rents                                    -          -        -         -         -         -         -         -       -
Expense reimbursements - CAM                       43          -       43         9         8         -         -         -       -
Expense reimbursements - Taxes                     71          -       71        14        13         -         -         -       -
Other property income                             542          -      542         -       120         -         -         -       -
                                            ----------------------------------------------------------------------------------------
                                                2,675          -    2,675       427       500         -         -         -       -
                                            ----------------------------------------------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                           89          -       89        18        16         -         -         -       -
Other property operating                          110          -      110        22        20         -         -         -       -
Real estate taxes                                 114          -      114        23        20         -         -         -       -
                                            ----------------------------------------------------------------------------------------
                                                  313          -      313        63        56         -         -         -       -
                                            ----------------------------------------------------------------------------------------
NET OPERATING INCOME - PROPERTIES (3)           2,362          -    2,362       364       444         -         -         -       -

OTHER INCOME (EXPENSE)
Interest income                                    14          -       14         3         2         -         -         -       -
Straight-line rent income                        (149)         -     (149)      (30)      (26)        -         -         -       -
Straight-line rents written off                  (120)         -     (120)      (24)      (21)        -         -         -       -
FAS 141 rent                                       (2)         -       (2)       (0)       (0)        -         -         -       -
Interest expense                                 (196)         -     (196)      (39)      (35)        -         -         -       -
FAS 141 interest                                    -          -        -         -         -         -         -         -       -
Asset and property management expense              (2)         -       (2)       (0)       (0)        -         -         -       -
Promote expense                                    (1)         -       (1)        -         -         -       332         -       -
Reserve for pre-acquisition costs                   -          -        -         -         -         -         -         -       -
Reserve for notes receivable                        -          -        -         -         -         -         -         -       -
                                            ----------------------------------------------------------------------------------------
OPPORTUNITY FUND INCOME                         1,906          -    1,906       273       363         -       332         -       -

FEE INCOME
Asset and property management fees                  -          -        -         -         -         -         -         -       -
Priority distributions                              -          -        -         -         -         -         -         -       -
Transactional fees                                  -          -        -
Loan defeasance                                     -          -        -         -         -         -         -         -       -
Provision for income taxes                          -          -        -         -         -         -         -         -       -
                                            ----------------------------------------------------------------------------------------
FEE INCOME                                          -          -        -         -         -         -         -         -       -

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments             -          -        -         -         -         -       (91)        -      53
Promote income - RCP                                -          -        -         -         -         -         -      (331)      -
Promote income - Fund capital transactions          -          -        -       108       (24)        -         -         -       -
Equity in earnings of unconsolidated
 properties                                       (22)         -      (22)       (4)       (4)        -         -         -       -
Receipt of forfeited deposit                        -          -        -         -         -         -         -         -       -
Lease termination income                            -          -        -         -         -         -         -         -       -
Gain on extinguishment of debt                      -          -        -         -         -         -         -         -       -
Provision for income taxes                        (64)         -      (64)      (13)      (11)        -        (2)       (0)     (0)
                                            ----------------------------------------------------------------------------------------
PROMOTE, RCP AND OTHER INCOME                     (86)         -      (86)       91       (39)        -       (93)     (331)     53
                                            ----------------------------------------------------------------------------------------
GENERAL AND ADMINISTRATIVE                       (277)         -     (277)      (55)      (49)        -        (1)       (0)     (0)

Depreciation and amortization                  (1,151)         -   (1,151)     (230)     (205)        -         -         -       -
FAS 141 amortization                               (1)         -       (1)       (0)       (0)        -         -         -       -
Gain on sale of properties                          -          -        -         -         -         -         -         -       -
                                            ----------------------------------------------------------------------------------------
Income before noncontrolling interest             391          -      391        78        70         -       238      (331)     53

Noncontrolling interest - OP                        -          -        -         -         -         -         -         -       -
Noncontrolling interests                         (205)         -     (205)      (41)      (36)        -         -         -       -
                                            ----------------------------------------------------------------------------------------
NET INCOME                                  $     186 $        -$     186 $      37 $      33 $       - $     238 $    (331)$    53
                                            ========================================================================================

               Reporting Supplement
                   June 30, 2009
     Income Statements -Opportunity Funds (1)
---------------------------------------------------
                  Current Quarter
---------------------------------------------------
                  (in thousands)
                                                                                Current Quarter
                                                                                    Period
                                                                              ended June 30, 2009
                                                   -------------------------------------------------------------------------
                                                      AKR Pro-        AKR Pro-            AKR Pro-       AKR Pro-   Total
                                                     rata share      rata share          rata share     rata share AKR Pro-
                                                      Fund II     20.00  %Mervyns II  20.00  % Fund III  19.9005 %rata share
                                                   -------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                         $   4,675 $     935 $       - $       - $   5,657 $   1,127 $   2,825
Percentage rents                                              -         -         -         -         -         -         -
Expense reimbursements - CAM                                652       130         -         -       300        60       206
Expense reimbursements - Taxes                              145        29         -         -       570       113       169
Other property income                                        26         5         -         -       259        52       177
                                                   -------------------------------------------------------------------------
                                                          5,498     1,099         -         -     6,786     1,352     3,377
                                                   -------------------------------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                                    625       125         -         -       312        62       221
Other property operating                                  1,103       221         -         -     1,439       286       549
Real estate taxes                                           565       113         -         -     1,139       227       383
                                                   -------------------------------------------------------------------------
                                                          2,293       459         -         -     2,890       575     1,152
                                                   -------------------------------------------------------------------------
NET OPERATING INCOME - PROPERTIES (3)                     3,205       640         -         -     3,896       777     2,225

OTHER INCOME (EXPENSE)
Interest income                                               1         -         -         -       332        66        71
Straight-line rent income                                   961       192         -         -        81        16       152
Straight-line rents written off                            (130)      (26)        -         -         -         -       (71)
FAS 141 rent                                                (65)      (13)        -         -    (1,777)     (354)     (368)
Interest expense                                         (1,383)     (277)        -         -    (1,328)     (264)     (615)
FAS 141 interest                                              -         -         -         -         -         -         -
Asset and property management expense                    (1,323)        -         -         -    (2,240)        -        (1)
Promote expense                                               -         -         -         -         -         -         -
Reserve for pre-acquisition costs                             -         -         -         -    (2,415)     (481)     (481)
Reserve for notes receivable                                  -         -         -         -         -         -         -
                                                   -------------------------------------------------------------------------
OPPORTUNITY FUND INCOME                                   1,266       516         -         -    (3,451)     (240)      912

FEE INCOME
Asset and property management fees                            -         -         -         -         -         -         -
Priority distributions                                        -         -         -         -         -         -         -
Transactional fees                                                                                                        -
Loan defeasance                                               -         -         -         -         -         -         -
Provision for income taxes                                    -         -         -         -         -         -         -
                                                   -------------------------------------------------------------------------
FEE INCOME                                                    -         -         -         -         -         -         -

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                       -         -      (105)      (21)        -         -        32
Promote income - RCP                                          -         -         -         -         -         -      (331)
Promote income - Fund capital transactions                    -         -         -         -         -         -        84
Equity in earnings of unconsolidated properties               -         -         -         -         -         -        (8)
Receipt of forfeited deposit                                  -         -         -         -         -         -         -
Lease termination income                                      -         -         -         -         -         -         -
Gain on extinguishment of debt                                -         -         -         -         -         -         -
Provision for income taxes                                    -         -        (4)       (1)       (3)        -       (26)
                                                   -------------------------------------------------------------------------
PROMOTE, RCP AND OTHER INCOME                                 -         -      (109)      (22)       (3)        -      (249)
                                                   -------------------------------------------------------------------------
GENERAL AND ADMINISTRATIVE                                 (462)      (92)      (27)       (5)     (152)      (30)     (232)

Depreciation and amortization                            (2,226)     (445)        -         -    (1,705)     (339)   (1,219)
FAS 141 amortization                                        (69)      (14)        -         -      (252)      (50)      (64)
Gain on sale of properties                                    -         -         -         -         -         -         -
                                                   -------------------------------------------------------------------------
Income before noncontrolling interest                    (1,491)      (35)     (136)      (27)   (5,563)     (659)     (852)

Noncontrolling interest - OP                                  -         -         -         -         -         -         -
Noncontrolling interests                                    (99)      (20)        -         -       126        25       (72)
                                                   -------------------------------------------------------------------------
NET INCOME                                            $  (1,590)$     (55)$    (136)$     (27)$  (5,437)$    (634)$    (924)
                                                   =========================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.
(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
(3) Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $533 for the three months ended June 30, (2009.)

            Reporting Supplement
               March 31, 2009
  Income Statements -Opportunity Funds (1)
--------------------------------------------
               Prior Quarter
--------------------------------------------
               (in thousands)
                                                                                 Prior Quarter
                                                                                     Period
                                                                              ended March 31, 2009
                                            ----------------------------------------------------------------------------------------
                                                                                                 Dis-
                                                                                    Continuingcontinued
                                                                                    OperationsOperations
                                              Fund I    Fund I    Fund I     AKR     AKR Pro-  AKR Pro-              AKR    AKR Pro-
                                                         Dis-      Con-                                                      rata
                                            Continuingcontinued solidated  Promote  rata sharerata share           Promote    share
                                            OperationsOperationsOperations  20.00%    22.22%    22.22%  Mervyns I   20.00%   22.22%
                                            ----------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                               $   2,070 $      82 $   2,152 $     430 $     364 $      18 $       - $       - $     -
Percentage rents                                    -         -         -         -         -         -         -         -       -
Expense reimbursements - CAM                       64         -        64        13        11         -         -         -       -
Expense reimbursements - Taxes                     80         -        80        16        14         -         -         -       -
Other property income                               2         -         2         0         0         -         -         -       -
                                            ----------------------------------------------------------------------------------------
                                                2,216        82     2,298       460       390        18         -         -       -
                                            ----------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                          125         3       128        26        22         1         -         -       -
Other property operating                           70         -        70        14        12         -         -         -       -
Real estate taxes                                 112         -       112        22        20         -         -         -       -
                                            ----------------------------------------------------------------------------------------
                                                  307         3       310        62        54         1         -         -       -
                                            ----------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)           1,909        79     1,988       398       336        17         -         -       -

OTHER INCOME (EXPENSE)
Interest income                                    15         -        15         3         3         -         -         -       -
Straight-line rent income                        (147)      106       (41)       (8)      (31)       24         -         -       -
Straight-line rents written off                     -         -         -         -         -         -         -         -       -
FAS 141 rent                                       (2)        -        (2)       (0)       (0)        -         -         -       -
Interest expense                                 (167)       (7)     (174)      (35)      (29)       (2)        -         -       -
FAS 141 interest                                    -         -         -         -         -         -         -         -       -
Asset and property management expense              (2)        -        (2)       (0)       (0)        -         -         -       -
Promote expense                                  (890)        -      (890)        -         -         -         -         -       -
Reserve for pre-acquisition costs                   -         -         -         -         -         -         -         -       -
Reserve for notes receivable                        -         -         -         -         -         -         -         -       -
                                            ----------------------------------------------------------------------------------------

OPPORTUNITY FUND INCOME                           716       178       894       357       278        39         -         -       -

FEE INCOME
Asset and property management fees                  -         -         -         -         -         -         -         -       -
Priority distributions                              -         -         -         -         -         -         -         -       -
Transactional fees                                  -         -         -
Loan defeasance                                     -         -         -         -         -         -         -         -       -
Provision for income taxes                          -         -         -         -         -         -         1         0       0
                                            ----------------------------------------------------------------------------------------

FEE INCOME                                          -         -         -         -         -         -         1         0       0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments             -         -         -         -         -         -    (1,565)        -    (348)
Promote income - RCP                                -         -         -         -         -         -         -         -       -
Promote income - Fund capital transactions          -         -         -                             -         -         -       -
Equity in earnings of unconsolidated
 properties                                       (27)        -       (27)       (5)       (5)        -         -         -       -
Receipt of forfeited deposit                        -         -         -         -         -         -         -         -       -
Lease termination income                            -         -         -         -         -         -         -         -       -
Gain on extinguishment of debt                      -         -         -         -         -         -         -         -       -
Provision for income taxes                          -         -         -         -         -         -         -         -       -
                                            ----------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME                     (27)        -       (27)       (5)       (5)        -    (1,565)        -    (348)
                                            ----------------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                        (45)        -       (45)       (9)       (8)        -         -         -       -

Depreciation and amortization                  (1,149)        -    (1,149)     (230)     (204)        -         -         -       -
FAS 141 amortization                               (1)        -        (1)       (0)       (0)        -         -         -       -
Gain on sale of properties                          -     5,637     5,637     1,127      (251)    1,253         -         -       -
                                            ----------------------------------------------------------------------------------------
Income before noncontrolling interest            (506)    5,815     5,309     1,240      (190)    1,292    (1,564)        0    (348)

Noncontrolling interest - OP                        -         -         -         -         -         -         -         -       -
Noncontrolling interests                         (115)   (1,454)   (1,569)     (314)       44      (323)        -         -       -
                                            ----------------------------------------------------------------------------------------

NET INCOME                                  $    (621)$   4,361 $   3,740 $     926 $    (146)$     969 $  (1,564)$       0 $  (348)
                                            ========================================================================================


                                                       AKR Pro-            AKR Pro-            AKR Pro-   Total
                                                      rata share          rata share          rata share AKR Pro-
                                             Fund II    20.00%  Mervyns II  20.00%   Fund III  19.9005% rata share
                                            ----------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                               $   4,024 $     805 $       - $       - $   4,957 $     987 $   2,605
Percentage rents                                    -         -         -         -         -         -         -
Expense reimbursements - CAM                      513       103         -         -       236        47       174
Expense reimbursements - Taxes                    140        28         -         -       349        69       127
Other property income                              27         5         -         -       248        49        55
                                            ----------------------------------------------------------------------
                                                4,704       941         -         -     5,790     1,152     2,961
                                            ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                          545       109         -         -       236        47       204
Other property operating                        1,314       263         -         -     1,671       333       622
Real estate taxes                                 383        77         -         -       920       183       302
                                            ----------------------------------------------------------------------
                                                2,242       449         -         -     2,827       563     1,129
                                            ----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)           2,462       492         -         -     2,963       589     1,832

OTHER INCOME (EXPENSE)
Interest income                                     3         1         1         -       327        65        72
Straight-line rent income                         148        30         -         -        44         9        24
Straight-line rents written off                   272        54         -         -         -         -        54
FAS 141 rent                                      (65)      (13)        -         -    (2,292)     (456)     (470)
Interest expense                                 (894)     (179)        -         -    (1,604)     (319)     (564)
FAS 141 interest                                    -         -         -         -         -         -         -
Asset and property management expense          (1,292)        -         -         -    (2,162)        -        (1)
Promote expense                                     -         -         -         -         -         -         -
Reserve for pre-acquisition costs                   -         -         -         -         -         -         -
Reserve for notes receivable                        -         -         -         -         -         -         -
                                            ----------------------------------------------------------------------

OPPORTUNITY FUND INCOME                           634       385         1         -    (2,724)     (112)      947

FEE INCOME
Asset and property management fees                  -         -         -         -         -         -         -
Priority distributions                              -         -         -         -         -         -         -
Transactional fees                                                                                              -
Loan defeasance                                     -         -         -         -         -         -         -
Provision for income taxes                          -         -         -         -         -         -         0
                                            ----------------------------------------------------------------------

FEE INCOME                                          -         -         -         -         -         -         0

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments           (10)       (2)   (1,816)     (363)        -         -      (713)
Promote income - RCP                                -         -         -         -         -         -         -
Promote income - Fund capital transactions          -         -         -         -         -         -         -
Equity in earnings of unconsolidated
 properties                                         -         -         -         -         -         -       (10)
Receipt of forfeited deposit                        -         -         -         -         -         -         -
Lease termination income                            -         -         -         -         -         -         -
Gain on extinguishment of debt                      -         -         -         -         -         -         -
Provision for income taxes                          -         -         -         -         -         -         -
                                            ----------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME                     (10)       (2)   (1,816)     (363)        -         -      (723)
                                            ----------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                        (59)      (12)        -         -       (37)       (7)      (36)

Depreciation and amortization                  (1,656)     (331)        -         -    (1,207)     (240)   (1,005)
FAS 141 amortization                              (69)      (14)        -         -      (355)      (71)      (85)
Gain on sale of properties                          -         -         -         -         -         -     2,129
                                            ----------------------------------------------------------------------
Income before noncontrolling interest          (1,160)       26    (1,815)     (363)   (4,323)     (430)    1,227

Noncontrolling interest - OP                        -         -         -         -         -         -         -
Noncontrolling interests                           42         8         -         -       152        30      (555)
                                            ----------------------------------------------------------------------

NET INCOME                                  $  (1,118)$      34 $  (1,815)$    (363)$  (4,171)$    (400)$     672
                                            ======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.
(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro- rata share of these expenses.
(3) Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $428 for the three months ended March 31, 2009.

        Reporting Supplement
           June 30, 2009
Income Statements - Joint Ventures
                 (1)
------------------------------------
  Current Quarter and Year-to-Date
------------------------------------ -------------------------------------------
           (in thousands)                           Year-to-Date
                                                       Period
                                                Ended June 30, 2009
                                     -------------------------------------------
                                            Joint Ventures - Core Retail
                                     -------------------------------------------
                                                                  AKR
                                               AKR Pro-            Pro-  Total
                                                rata              rata
                                                 share            share AKR Pro-
                                                                         rata
                                     Brandywine 22.22 %Crossroads 49.00%  share
                                     -------------------------------------------
PROPERTY REVENUES
Minimum rents                          $ 7,995 $ 1,776   $ 2,948 $1,444 $ 3,220
Percentage rents                            89      20         -      -      20
Expense reimbursements - CAM             1,067     237       504    247     484
Expense reimbursements - Taxes             515     114       907    445     559
Other property income                        1       -         -      -       -
                                     -------------------------------------------
                                         9,667   2,147     4,359  2,136   4,283
                                     -------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                 1,517     338       405    198     536
Other property operating                   587     130        14      6     136
Real estate taxes                          580     128       987    483     611
                                     -------------------------------------------
                                         2,684     596     1,406    687   1,283
                                     -------------------------------------------
NET OPERATING INCOME - PROPERTIES        6,983   1,551     2,953  1,449   3,000

OTHER INCOME (EXPENSE)
Interest income                              3       -         6      3       3
Straight-line rent income                   83      18       (40)   (20)     (2)
Straight-line rents written off              -       -         -      -       -
FAS 141 rent                               314      70         -      -      70
Interest expense                        (5,037) (1,033)   (1,699)  (833) (1,866)
FAS 141 interest                             -       -         -      -       -
Property management expense               (490)      -         -      -       -
Promote expense                              -       -         -      -       -
Reserve for pre-acquisition costs            -       -         -      -       -
Reserve for notes receivable                 -       -         -      -       -
                                     -------------------------------------------
CORE PORTFOLIO AND OPPORTUNITY FUND
 INCOME                                  1,856     606     1,220    599   1,205

FEE INCOME
Asset and property management fees           -       -         -      -       -
Priority distributions                       -       -         -      -       -
Transactional fees                           -       -         -      -       -
Loan defeasance                              -       -         -      -       -
Provision for income taxes                   -       -         -      -       -
                                     -------------------------------------------
FEE INCOME                                   -       -         -      -       -

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP
 investments                                 -       -         -      -       -
Promote income - RCP                         -       -         -      -       -
Promote income - Fund capital
 transactions                                -       -         -      -       -
Equity in earnings of unconsolidated
 properties                                  -       -         -      -       -
Receipt of forfeited deposit                 -       -         -      -       -
Lease termination income                     -       -         2      1       1
Gain on extinguishment of debt               -       -         -      -       -
Provision for income taxes                   -       -         -      -       -
                                     -------------------------------------------
PROMOTE, RCP AND OTHER INCOME                -       -         2      1       1

GENERAL AND ADMINISTRATIVE                  23       5         -      -       5

Depreciation and amortization           (1,806)   (401)     (283)  (335)   (736)
FAS 141 amortization                         -       -         -      -       -
Gain on sale of properties                   -       -         -      -       -
                                     -------------------------------------------
Income before noncontrolling
 interest                                   73     210       939    265     475

Noncontrolling interest - OP                 -       -         -      -       -
Noncontrolling interests                     -       -         -      -       -
                                     -------------------------------------------
NET INCOME                             $    73 $   210   $   939 $  265 $   475
                                     ===========================================


                                                    Current Quarter
                                                        3 months
                                                  Ended June 30, 2009
                                      -----------------------------------------
                                                   Joint Ventures
                                                   - Core Retail
                                     -------------------------------------------
                                                 AKR              AKR
                                                  Pro-             Pro-  Total
                                                 rata             rata   AKR
                                                 share            share   Pro-
                                      Brandywine                         rata
                                          JV     22.22%Crossroads 49.00% share
                                     -------------------------------------------

PROPERTY REVENUES
Minimum rents                           $ 3,993 $  887    $1,464 $  717 $1,604
Percentage rents                             50     11         -      -     11
Expense reimbursements - CAM                464    103       272    133    236
Expense reimbursements - Taxes              261     58       508    249    307
Other property income                         1      -         -      -      -
                                      -----------------------------------------
                                          4,769  1,059     2,244  1,099  2,158
                                      -----------------------------------------

PROPERTY EXPENSES
Property operating - CAM                    601    134       174     85    219
Other property operating                    333     74       (50)   (25)    49
Real estate taxes                           290     64       509    249    313
                                      -----------------------------------------
                                          1,224    272       633    309    581
                                      -----------------------------------------

NET OPERATING INCOME - PROPERTIES         3,545    787     1,611    790  1,577

OTHER INCOME (EXPENSE)
Interest income                               1      -         2      1      1
Straight-line rent income                    36      8       (28)   (14)    (6)
Straight-line rents written off               -      -         -      -      -
FAS 141 rent                                157     35         -      -     35
Interest expense                         (2,519)  (517)     (853)  (418)  (935)
FAS 141 interest                              -      -         -      -      -
Property management expense                (229)     -         -      -      -
Promote expense                               -      -         -      -      -
Reserve for pre-acquisition costs             -      -         -      -      -
Reserve for notes receivable                  -      -         -      -      -
                                      -----------------------------------------
CORE PORTFOLIO AND OPPORTUNITY FUND
 INCOME                                     991    313       732    359    672

FEE INCOME
Asset and property management fees            -      -         -      -      -
Priority distributions                        -      -         -      -      -
Transactional fees
Loan defeasance                               -      -         -      -      -
Provision for income taxes                    -      -         -      -      -
                                      -----------------------------------------
FEE INCOME                                    -      -         -      -      -

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP
 investments                                  -      -         -      -      -
Promote income - RCP                          -      -         -      -      -
Promote income - Fund capital
 transactions                                 -      -         -      -      -
Equity in earnings of unconsolidated
 properties                                   -      -         -      -      -
Receipt of forfeited deposit                  -      -         -      -      -
Lease termination income                      -      -         -      -      -
Gain on extinguishment of debt                -      -         -      -      -
Provision for income taxes                    -      -         -      -      -
                                      -----------------------------------------
PROMOTE, RCP AND OTHER INCOME                 -      -         -      -      -

GENERAL AND ADMINISTRATIVE                   23      5         -      -      5
                                     -

Depreciation and amortization              (902)  (200)     (135)  (164)  (364)
FAS 141 amortization                          -      -         -      -      -
Gain on sale of properties                    -      -         -      -      -
                                      -----------------------------------------
Income before noncontrolling
 interest                                   112    118       597    195    313

Noncontrolling interest - OP                  -      -         -      -      -
Noncontrolling interests                      -      -         -      -      -
                                      -----------------------------------------

NET INCOME                              $   112 $  118    $  597 $  195 $  313
                                      =========================================


                                                      Prior Quarter
                                                       3 months
                                                 Ended March 31, 2009
                                       -----------------------------------------
                                             Joint Ventures - Core Retail
                                       -----------------------------------------
                                                  AKR              AKR    Total
                                                   Pro-             Pro-
                                                  rata             rata   AKR
                                                  share            share   Pro-
                                       Brandywine                         rata
                                           JV     22.22%Crossroads 49.00% share
                                       -----------------------------------------
PROPERTY REVENUES
Minimum rents                            $ 4,002 $  889    $1,484 $  727 $1,616
Percentage rents                              39      9         -      -      9
Expense reimbursements - CAM                 603    134       232    114    248
Expense reimbursements - Taxes               254     56       399    196    252
Other property income                          -      -         -      -      -
                                       -----------------------------------------
                                           4,898  1,088     2,115  1,037  2,125
                                       -----------------------------------------

PROPERTY EXPENSES
Property operating - CAM                     916    204       231    113    317
Other property operating                     254     56        64     31     87
Real estate taxes                            290     64       478    234    298
                                       -----------------------------------------
                                           1,460    324       773    378    702
                                       -----------------------------------------
NET OPERATING INCOME - PROPERTIES          3,438    764     1,342    659  1,423

OTHER INCOME (EXPENSE)
Interest income                                2      -         4      2      2
Straight-line rent income                     47     10       (12)    (6)     4
Straight-line rents written off                -      -         -      -      -
FAS 141 rent                                 157     35         -      -     35
Interest expense                          (2,518)  (516)     (846)  (415)  (931)
FAS 141 interest                               -      -         -      -      -
Property management expense                 (261)     -         -      -      -
Promote expense                                -      -         -      -      -
Reserve for pre-acquisition costs              -      -         -      -      -
Reserve for notes receivable                   -      -         -      -      -
                                       -----------------------------------------
CORE PORTFOLIO AND OPPORTUNITY FUND
 INCOME                                      865    293       488    240    533

FEE INCOME
Asset and property management fees             -      -         -      -      -
Priority distributions                         -      -         -      -      -
Transactional fees
Loan defeasance                                -      -         -      -      -
Provision for income taxes                     -      -         -      -      -
                                       -----------------------------------------
FEE INCOME                                     -      -         -      -      -

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP
 investments                                   -      -         -      -      -
Promote income - RCP                           -      -         -      -      -
Promote income - Fund capital
 transactions                                  -      -         -      -      -
Equity in earnings of unconsolidated
 properties                                    -      -         -      -      -
Receipt of forfeited deposit                   -      -         -      -      -
Lease termination income                       -      -         2      1      1
Gain on extinguishment of debt                 -      -         -      -      -
Provision for income taxes                     -      -         -      -      -
                                       -----------------------------------------
PROMOTE, RCP AND OTHER INCOME                  -      -         2      1      1

GENERAL AND ADMINISTRATIVE                     -      -         -      -      -

Depreciation and amortization               (904)  (201)     (148)  (171)  (372)
FAS 141 amortization                           -      -         -      -      -
Gain on sale of properties                     -      -         -      -      -
                                       -----------------------------------------
Income before noncontrolling interest        (39)    92       342     70    162

Noncontrolling interest - OP                   -      -         -      -      -
Noncontrolling interests                       -      -         -      -      -
                                       -----------------------------------------

NET INCOME                               $   (39)$   92    $  342 $   70 $  162
                                       =========================================

(1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

    Reporting Supplement
       June 30, 2009
Income Statements - Current
 v. Prior Year (1)
-----------------------------
       (in thousands)

                                               Current Quarter
                                                  3 months
                                               ended June 30, 2009
                             ---------------------------------------------------
                                         Core               Opportunity
                                        Retail                 Funds
    CORE PORTFOLIO AND
   OPPORTUNITY FUND INCOME     Core  DiscontinuedOpportunityDiscontinued
                              Retail  Operations    Funds    Operations  Total
                             ---------------------------------------------------
PROPERTY REVENUES
Minimum rents                $13,947           $-   $ 2,825           $-$16,772
Percentage rents                 138            -         -            -    138
Expense reimbursements - CAM   1,516            -       206            -  1,722
Expense reimbursements -
 Taxes                         2,187            -       169            -  2,356
Other property income             61            -       177            -    238
                             ---------------------------------------------------
                              17,849            -     3,377            - 21,226
                             ---------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM       1,819            -       221            -  2,040
Other property operating       1,171            -       549            -  1,720
Real estate taxes              2,643            -       383            -  3,026
                             ---------------------------------------------------
                               5,633            -     1,152            -  6,785
                             ---------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)               12,216            -     2,225            - 14,441

OTHER INCOME (EXPENSE)
Interest income                4,682            -        71            -  4,753
Straight-line rent income        117            -       152            -    269
Straight-line rents written
 off                            (369)           -       (71)           -   (440)
FAS 141 rent                      39            -      (368)           -   (329)
Interest expense              (5,668)           -      (615)           - (6,283)
FAS 141 interest                   9            -         -            -      9
Property management expense      (32)           -        (1)           -    (33)
Promote expense                    -            -         -            -      -
Reserve for pre-acquisition
 costs                             -            -      (481)           -   (481)
Reserve for notes receivable  (1,734)           -         -            - (1,734)
                             ---------------------------------------------------

CORE PORTFOLIO AND
 OPPORTUNITY FUND INCOME       9,260            -       912            - 10,172

FEE INCOME
Asset and property
 management fees               2,904            -         -            -  2,904
Priority distributions           113            -         -            -    113
Transactional fees             2,610                                      2,610
Loan defeasance                    -            -         -            -      -
Provision for income taxes    (1,045)           -         -            - (1,045)
                             ---------------------------------------------------

FEE INCOME                     4,582            -         -            -  4,582

PROMOTE, RCP AND OTHER
 INCOME
Equity in earnings from RCP
 investments                       -            -        32            -     32
Promote income - RCP               -            -      (331)           -   (331)
Promote income - Fund
 capital transactions              -            -        63            -     63
Equity in earnings of
 unconsolidated properties         -            -        (8)           -     (8)
Receipt of forfeited deposit       -            -         -            -      -
Lease termination income          21            -         -            -     21
Gain on extinguishment of
 debt                          3,895            -         -            -  3,895
Provision for income taxes        21            -       (26)           -     (5)
                             ---------------------------------------------------

PROMOTE, RCP AND OTHER
 INCOME                        3,937            -      (269)           -  3,668

GENERAL AND ADMINISTRATIVE    (5,207)           -      (232)           - (5,439)
                             ---------------------------------------------------

Depreciation and
 amortization                 (4,226)           -    (1,219)           - (5,445)
FAS 141 amortization            (224)           -       (64)           -   (288)
Gain on sale of properties         -            -         -            -      -
                             ---------------------------------------------------
Income before noncontrolling
 interest                      8,122            -      (872)           -  7,250

Noncontrolling interest - OP     (45)           -       (15)           -    (60)
Noncontrolling interests          (3)           -       (51)           -    (54)
                             ---------------------------------------------------

NET INCOME                   $ 8,074           $-   $  (939)          $-$ 7,135
                             ===================================================


                                                                           Prior Year Quarter
                                                                                3 months
                                                                             ended June 30, 2008
                                              -----------------------------------------------------------------------------
                                                              Core                   Opportunity
                                                             Retail                     Funds      Residential
 CORE PORTFOLIO AND OPPORTUNITY FUND INCOME       Core    Discontinued Opportunity   Discontinued  Discontinued
                                                 Retail    Operations     Funds       Operations    Operations     Total
                                              -----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                 $    14,058 $          -$       1,927 $         557 $         285 $   16,827
Percentage rents                                       62            -            -             -             -         62
Expense reimbursements - CAM                        1,522            -           60             -             -      1,582
Expense reimbursements - Taxes                      2,061            -           27             -             -      2,088
Other property income                                  39            -           28             -            34        101
                                              -----------------------------------------------------------------------------
                                                   17,742            -        2,042           557           319     20,660
                                              -----------------------------------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                            1,858            -          123             5             -      1,986
Other property operating                              806            -          471             3           215      1,495
Real estate taxes                                   2,586            -          210             -            15      2,811
                                              -----------------------------------------------------------------------------
                                                    5,250            -          804             8           230      6,292
                                              -----------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)              12,492            -        1,238           549            89     14,368

OTHER INCOME (EXPENSE)
Interest income                                     1,840            -           20             -             3      1,863
Straight-line rent income                             273            -          (33)            8             -        248
Straight-line rents written off                         -            -            .             -             -          -
FAS 141 rent                                          (92)           -           (9)            -             -       (101)
Interest expense                                   (5,718)           -         (559)          (22)            -     (6,299)
FAS 141 interest                                       20                         -             -             -         20
Property management expense                           (32)           -           (1)            -            (9)       (42)
Promote expense                                         -            -            -             -             -          -
Reserve for pre-acquisition costs                       -            -            -             -             -          -
Reserve for notes receivable                            -            -            -             -             -          -
                                              -----------------------------------------------------------------------------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME          8,783            -          656           535            83     10,057

FEE INCOME
Asset and property management fees                  2,886            -            -             -             -      2,886
Priority distributions                                118            -            -             -             -        118
Transactional fees                                  2,082                                                            2,082
Loan defeasance                                         -                         -             -             -          -
Provision for income taxes                              -            -            -             -             -          -
                                              -----------------------------------------------------------------------------

FEE INCOME                                          5,086            -            -             -             -      5,086

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                 -            -          200             -             -        200
Promote income - RCP                                    -            -           96             -             -         96
Promote income - Fund capital transactions          1,044            -          117             -             -      1,161
Equity in earnings of unconsolidated
 properties                                             -            -        1,467             -             -      1,467
Receipt of forfeited deposit                            -            -            -             -             -          -
Lease termination income                                -            -        4,900             -             -      4,900
Gain on extinguishment of debt                          -            -            -             -             -          -
Provision for income taxes                           (349)           -            -             -             -       (349)
                                              -----------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME                         695            -        6,780             -             -      7,475

GENERAL AND ADMINISTRATIVE                         (6,572)           -          (70)            -             -     (6,642)
                                              -----------------------------------------------------------------------------

Depreciation and amortization                      (4,457)           -         (641)         (378)            -     (5,476)
FAS 141 amortization                                 (239)                      (15)            -             -       (254)
Gain on sale of properties                            763            -            -             -         7,182      7,945
                                              -----------------------------------------------------------------------------
Income before noncontrolling interest               4,059            -        6,710           157         7,265     18,191

Noncontrolling interest - OP                         (220)           -            -             -          (142)      (362)
Noncontrolling interests                               (7)           -         (293)         (131)            -       (431)
                                              -----------------------------------------------------------------------------

NET INCOME                                    $     3,832 $          -$       6,417 $          26 $       7,123 $   17,398
                                              =============================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

  Reporting Supplement
    June 30, 2009
Income Statements -
 Current v. Prior Year (1)
---------------------------
      (in thousands)

                                         Current Year-to-Date
                                                Period
                                            ended June 30, 2009
                             -----------------------------------------------------
                                          Core               Opportunity
                                         Retail                 Funds
   CORE PORTFOLIO AND
  OPPORTUNITY FUND INCOME      Core   DiscontinuedOpportunityDiscontinued
                              Retail   Operations    Funds    Operations   Total
                             -----------------------------------------------------
PROPERTY REVENUES
Minimum rents                $ 28,119           $-   $ 5,411    $   18   $ 33,548
Percentage rents                  348            -         -         -        348
Expense reimbursements -
 CAM                            3,927            -       380         -      4,307
Expense reimbursements -
 Taxes                          4,377            -       296         -      4,673
Other property income              86            -       232         -        318
                             -----------------------------------------------------
                               36,857            -     6,320        18     43,195
                             -----------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM        4,913            -       425         -      5,338
Other property operating        1,805            -     1,170         1      2,976
Real estate taxes               5,242            -       685         -      5,927
                             -----------------------------------------------------
                               11,960            -     2,281         1     14,241
                             -----------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                24,897            -     4,039        17     28,954

OTHER INCOME (EXPENSE)
Interest income                 9,481            -       143         -      9,624
Straight-line rent income         246            -       175         -        421
Straight-line rents
 written off                     (369)           -       (41)       24       (386)
FAS 141 rent                      (22)           -      (838)        -       (860)
Interest expense              (11,765)           -    (1,179)        -    (12,944)
FAS 141 interest                   18            -         2        (2)        18
Property management
 expense                          (64)           -        (2)        -        (66)
Promote expense                     -            -         -         -          -
Reserve for pre-
 acquisition costs                  -            -      (481)        -       (481)
Reserve for notes
 receivable                    (1,734)           -         -         -     (1,734)
                             -----------------------------------------------------

CORE PORTFOLIO AND
 OPPORTUNITY FUND INCOME       20,688            -     1,819        39     22,547

FEE INCOME
Asset and property
 management fees                5,697            -         -         -      5,697
Priority distributions            225            -         -         -        225
Transactional fees              4,778            -         -         -      4,778
Loan defeasance                     -            -         -         -          -
Provision for income taxes     (1,849)           -         0         -     (1,849)
                             -----------------------------------------------------

FEE INCOME                      8,851            -         0         -      8,851

PROMOTE, RCP AND OTHER
 INCOME
Equity in earnings from
 RCP investments                    -            -      (680)        -       (680)
Promote income - RCP                -            -      (331)        -       (331)
Promote income - Fund
 capital transactions               -            -       909         -        909
Equity in earnings of
 unconsolidated properties          -            -       (19)        -        (19)
Receipt of forfeited
 deposit                        1,730            -         -         -      1,730
Lease termination income          227            -         -         -        227
Gain on extinguishment of
 debt                           7,045            -         -         -      7,045
Provision for income taxes        298            -       (26)        -        272
                             -----------------------------------------------------

PROMOTE, RCP AND OTHER
 INCOME                         9,300            -      (147)        -      9,153

GENERAL AND ADMINISTRATIVE    (11,953)           -      (268)        -    (12,221)
                             -----------------------------------------------------

Depreciation and
 amortization                  (8,526)           -    (2,224)        -    (10,750)
FAS 141 amortization             (451)           -      (150)        -       (601)
Gain on sale of properties          -            -         -     1,002      1,002
                             -----------------------------------------------------
Income before
 noncontrolling interest       17,909            -      (969)    1,041     17,981

Noncontrolling interest -
 OP                              (177)           -       (15)      (19)      (211)
Noncontrolling interests          (12)           -        (1)     (323)      (336)
                             -----------------------------------------------------

NET INCOME                   $ 17,720           $-   $  (985)   $  699   $ 17,434
                             =====================================================


                                                                             Prior Year-to-Date
                                                                                   Period
                                                                               ended June 30, 2008
                                              --------------------------------------------------------------------------------
                                                                Core                    Opportunity
                                                               Retail                      Funds      Residential
 CORE PORTFOLIO AND OPPORTUNITY FUND INCOME        Core     Discontinued Opportunity   Discontinued   Discontinued
                                                  Retail     Operations     Funds       Operations     Operations     Total
                                              --------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                 $      28,282 $          -$       4,062 $        1,130 $       1,203 $   34,677
Percentage rents                                        267            -            -              -             -        267
Expense reimbursements - CAM                          3,941            -          127              -             -      4,068
Expense reimbursements - Taxes                        4,347            -           76              -             -      4,423
Other property income                                   180            -          117              -           109        406
                                              --------------------------------------------------------------------------------
                                                     37,017            -        4,382          1,130         1,312     43,841
                                              --------------------------------------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                              4,675            -          316             10             -      5,001
Other property operating                              1,586            -          642             13           631      2,872
Real estate taxes                                     5,153            -          356              -            65      5,574
                                              --------------------------------------------------------------------------------
                                                     11,414            -        1,314             23           696     13,447
                                              --------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES (3)                25,603            -        3,068          1,107           616     30,394

OTHER INCOME (EXPENSE)
Interest income                                       4,145            -          174              -            11      4,330
Straight-line rent income                               553            -         (176)             3             -        380
Straight-line rents written off                         (61)           -            -              -             -        (61)
FAS 141 rent                                           (170)           -          (33)             -             -       (203)
Interest expense                                    (11,444)           -       (1,049)           (52)            -    (12,545)
FAS 141 interest                                         40                         -              -             -         40
Property management expense                             (64)           -           (3)             -           (23)       (90)
Promote expense                                           -            -            -              -             -          -
Reserve for pre-acquisition costs                         -            -            -              -             -          -
Reserve for notes receivable                              -            -            -              -             -          -
                                              --------------------------------------------------------------------------------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME           18,602            -        1,981          1,058           604     22,245

FEE INCOME
Asset and property management fees                    5,910            -            -              -             -      5,910
Priority distributions                                  253            -            -              -             -        253
Transactional fees                                    5,764                                                             5,764
Loan defeasance                                           -                         -              -             -          -
Provision for income taxes                                -            -            -              -             -          -
                                              --------------------------------------------------------------------------------

FEE INCOME                                           11,927            -            -              -             -     11,927

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                   -            -        2,733              -             -      2,733
Promote income - RCP                                      -            -        1,288              -             -      1,288
Promote income - Fund capital transactions            1,044            -          117              -             -      1,161
Equity in earnings of unconsolidated
 properties                                              21            -        1,450              -             -      1,471
Receipt of forfeited deposit                              -            -            -              -             -          -
Lease termination income                                  -            -        4,808             92             -      4,900
Gain on extinguishment of debt                            -            -            -              -             -          -
Provision for income taxes                           (2,192)           -           (9)             -             -     (2,201)
                                              --------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME                        (1,127)           -       10,387             92             -      9,352

GENERAL AND ADMINISTRATIVE                          (13,180)           -         (174)             -             -    (13,354)
                                              --------------------------------------------------------------------------------

Depreciation and amortization                        (8,614)           -       (1,592)          (768)            -    (10,974)
FAS 141 amortization                                   (494)                      (33)             -             -       (527)
Gain on sale of properties                              763            -            -              -         7,182      7,945
                                              --------------------------------------------------------------------------------
Income before noncontrolling interest                 7,877            -       10,569            382         7,786     26,614

Noncontrolling interest - OP                           (391)           -            -              -          (152)      (543)
Noncontrolling interests                                 85            -         (200)          (320)            -       (435)
                                              --------------------------------------------------------------------------------

NET INCOME                                    $       7,571 $          -$      10,369 $           62 $       7,634 $   25,636
                                              ================================================================================

         Reporting Supplement
            June 30, 2009
Net Operating Income (NOI) - Same
 Property Performance (1)
--------------------------------------
            (in thousands)                                                Growth in Same                              Growth in Same
                                                                          Property NOI -                              Property NOI -
                                                                            Continuing        Current     Historical   Continuing
                                                                            Operations                                  Operations
                                      Notes:  Current       Historical      Favorable      Year-to-Date  Year-to-Date   Favorable
                                               Quarter        Quarter      (unfavorable)                               (unfavorable)
                                      ----------------------------------------------------------------------------------------------
                                               Three          Three
                                               months         months                          Period        Period
                                               ended          ended                            ended         ended
 Reconciliation of total NOI to same          June 30,       June 30,                        June 30,      June 30,
             property NOI:
                                                2009                2008                            2009         2008
                                            -----------------------------                 ----------------------------

NOI - Core Retail properties                $     12,216 $        12,492                  $       24,897 $     25,603
NOI - Opportunity Fund properties                  2,225           1,238                           4,039        3,068
NOI - Discontinued Operations                          -             638                              17        1,723
Adjustment to reflect 2006 increase in
 Fund I ownership percentage            2              -            (204)                              -       (1,092)
                                            -----------------------------                 ----------------------------

              Total NOI                           14,441          14,164                          28,954       29,302

NOI - Properties Acquired                         (1,890)         (1,058)                         (4,022)      (2,231)
NOI - Discontinued Operations                          -            (638)                            (17)      (1,723)
                                            -----------------------------                 ----------------------------

                                            $     12,551 $        12,468             0.7% $       24,914 $     25,348          -1.7%
                                            ============================================= ==========================================


 Same property NOI by portfolio
component and revenues/expenses:
                                               Core Retail Properties                        Core Retail Properties
                                            -----------------------------                 ----------------------------

                                    Revenues$      16,222$         16,008            1.3% $        33,225$      33,196          0.1%
                                    Expenses        4,761           4,521           -5.3%          10,417        9,814         -6.1%
                                            --------------------------------------------- ------------------------------------------
                      Core Retail Properties       11,461          11,487           -0.2%          22,808       23,382         -2.5%
                                            --------------------------------------------- ------------------------------------------

                                             Opportunity Fund Properties                  Opportunity Fund Properties
                                            -----------------------------                 ----------------------------

                                    Revenues        1,394           1,303            7.0%           2,824        2,642          6.9%
                                    Expenses          304             322            5.6%             718          676         -6.2%
                                            --------------------------------------------- ------------------------------------------
                 Opportunity Fund Properties        1,090             981           11.0%           2,106        1,966          7.1%
                                            --------------------------------------------- ------------------------------------------

                      Total Core Retail and
                       Opportunity Funds NOI$      12,551$         12,468            0.7% $        24,914$      25,348         -1.7%
                                            ============================================= ============================

(1) The above amounts includes the pro- rata activity related to the Company's consolidated and unconsolidated joint ventures.
(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% (20% + (80% x 22%)). The Company was entitled to $7.2 million Promote on future Fund I earnings and received 100% of Fund I income until it was repaid. The balance was repaid in the second quarter of 2008 and the Company's share returned to 38%. 2008 NOI from Fund I have been adjusted from 100% down to 38% for comparability.

Reporting Supplement
   June 30, 2009

Consolidated Balance Sheets
---------------------------
      (in thousands)
                                                                      December
                                                          June 30,       31,
                                                            2009        2008
                                                         ----------- -----------
ASSETS

Real estate
  Land                                                   $  309,806  $  294,132
  Buildings and improvements                                795,118     729,159
  Construction in progress                                   84,647      70,423
                                                         ----------- -----------
                                                          1,189,571   1,093,714
Less: accumulated depreciation                             (179,370)   (165,803)
                                                         ----------- -----------
  Net real estate                                         1,010,201     927,911

Cash and cash equivalents                                   107,739      86,691
Cash in escrow                                                7,344       6,794
Investments in and advances to unconsolidated affiliates     52,967      54,978
Rents receivable, net of $6,539 and $4,726 allowance,
 respectively                                                13,655      12,660
Notes Receivable                                             84,500      85,587
Preferred Equity Investment                                  40,000      40,000
Deferred charges, net                                        24,511      21,899
Prepaid expenses and other assets, net                       27,478      31,735
Acquired lease intangibles, net                              26,899      19,476
Net assets of discontinued operations                             -       3,652
                                                         ----------- -----------

                                                         $1,395,294  $1,291,383
                                                         =========== ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                   $  753,269  $  653,543
Notes payable                                                47,549     100,403
Acquired lease intangibles, net                               8,964       6,506
Accounts payable and accrued expenses                        23,132      22,193
Dividends and distributions payable                           7,361      25,514
Share of losses in excess of investment in unconsolidated
 affiliates                                                  20,781      20,633
Other liabilities                                            17,229      18,912
Net liabilities of discontinued operations                        -       1,451
                                                         ----------- -----------
  Total liabilities                                         878,285     849,155
                                                         ----------- -----------

Shareholders' equity:
Common shares                                                    40          32
Additional paid-in capital                                  298,706     218,527
Accumulated other comprehensive loss                         (3,227)     (4,508)
Retained earnings                                            16,784      13,671
                                                         ----------- -----------
  Total controlling interest                                312,303     227,722
Non-controlling interest in subsidiary                      204,706     214,506
                                                         ----------- -----------
 Total shareholders equity                                  517,009     442,228
                                                         ----------- -----------

                                                         $1,395,294  $1,291,383
                                                         =========== ===========

Quarterly Supplemental Disclosure
        June 30, 2009
Pro-Rata Consolidated Balance Sheet
-----------------------------------
         (in thousands)
                                 Consolidated  Noncontrolling    Company's       Pro-Rata
                                   Balance       Interest in    Interest in    Consolidated
                                    Sheet       Consolidated   Unconsolidated    Balance
                                As Reported (1) Subsidiaries    Subsidiaries    Sheet (2)
                                ------------------------------------------------------------
ASSETS

Real estate
  Land                          $     309,806  $    (171,643) $        6,830  $     144,993
  Buildings and improvements          795,118       (332,798)         49,668        511,988
  Construction in progress             84,647        (66,344)          1,098         19,401
                                -------------- -------------- --------------- --------------
                                    1,189,571       (570,785)         57,596        676,382
Less: accumulated depreciation       (179,370)        31,798          (8,380)      (155,952)
                                -------------- -------------- --------------- --------------
  Net real estate                   1,010,201       (538,987)         49,216        520,430

Cash and cash equivalents             107,739        (27,883)          1,274         81,130
Cash in escrow                          7,344         (2,538)            710          5,516
Investments in and advances to
 unconsolidated affiliates             52,967        (39,358)         (8,336)         5,274
Rents receivable, net                   4,991         (1,224)           (246)         3,521
Straight-line rents receivable,
 net                                    8,664         (2,064)          1,527          8,127
Intercompany                                -              -               -              -
Notes Receivable                       84,500         (8,392)              -         76,108
Preferred equity investment            40,000              -               -         40,000
Deferred charges, net                  24,511        (13,979)          7,432         17,964
Prepaid expenses and other
 assets                                27,478         23,683             810         51,971
Acquired lease intangibles             26,899        (14,007)              4         12,896
Assets of discontinued
 operations                                 -              -               -              -
                                -------------- -------------- --------------- --------------

Total Assets                    $   1,395,294  $    (624,749) $       52,391  $     822,937
                                ============== ============== =============== ==============

LIABILITIES AND SHAREHOLDERS'
 EQUITY

Mortgage notes payable          $     753,148  $    (409,703) $       70,433  $     413,879
Notes payable                          47,549              -               -         47,549
Valuation of debt at
 acquisition, net of
 amortization                             121            (48)          1,203          1,276
Acquired lease intangibles              8,964         (2,943)              -          6,021
Accounts payable and accrued
 expenses                              23,132         (8,747)            536         14,921
Dividends and distributions
 payable                                7,361              -               -          7,361
Due to related parties                      -              -               -              -
Share of losses in excess of
 inv. in unconsolidated
 affiliates                            20,781              -         (20,781)             -
Other liabilities                      17,229         (6,222)          1,000         12,007
Liabilities of discontinued
 operations                                 -              -               -              -
                                -------------- -------------- --------------- --------------
  Total liabilities                   878,285       (427,663)         52,391        503,014

Shareholders' equity:
Common shares                              40              -               -             40
Additional paid-in capital            298,706              -               -        298,706
Accumulated other comprehensive
 income                                (3,227)             -               -         (3,227)
Retained earnings                      16,784              -               -         16,784
                                -------------- -------------- --------------- --------------
  Total controlling interest          312,303              -               -        312,303
Non-controlling interest in
 subsidiary                           204,706       (197,086)              -          7,620
                                ------------------------------------------------------------
   Total shareholders' equity         517,009       (197,086)              -        319,923
                                -------------- -------------- --------------- --------------

Total Liabilities and
 Shareholders' Equity           $   1,395,294  $    (624,749) $       52,391  $     822,937
                                ============== ============== =============== ==============

Notes
(1) The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.
(2) The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating its ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

     Reporting Supplement
        June 30, 2009

     Notes Receivable (1)
------------------------------
    (amounts in thousands)
--------------------------------------------------------------------------------------------------------- --------------------------
                                     At June 30, 2009          Stated        Effective        Extension
                                         Accrued              Interest  interest  Maturity     options     Underlying third-party
                                                                                                                first mortgage
          Investment          Principal interest    Total       rate    rate (2)    date       (years)    Amount (3) Maturity dates
--------------------------------------------------------------------------------------------------------- --------------------------

       2008 Investments
------------------------------
Georgetown - 5 property                                                                       2 x 1 year             2009 through
 portfolio                    $    8,000 $    998 $     8,998     9.75%    10.25%    11/2010              $    8,576      2012
Georgetown - 18 property                                                                      2 x 1 year            $100 million in
 portfolio                                                                                                           2016, balance
                                  40,000    3,854      43,854    13.00%    13.50%     6/2010                 115,020     in 2011
                              ---------------------------------------------------                         ----------
Sub-total - Georgetown            48,000    4,852      52,852    12.46%    12.96%                            123,596

72nd Street                                                                                     1 year              2011 w/ 1 year
                                  38,355    2,377      40,732    13.00%    20.85%     7/2011                 185,000    extension

Total 2008 preferred equity &
 mezzanine
---------------------------------------------------------------------------------                         ----------
       loan Investments           86,355    7,229      93,584    12.70%    16.46%                            308,596


     Earlier Investments
------------------------------
First mortgage notes              15,943    2,479      18,422    10.11%    10.53%  2009/2010  0.4 years          n/a             n/a
Other mezzanine notes             11,724    1,236      12,960    12.67%    13.86%       2011            -          -            2012
                              ---------------------------------------------------

   Total earlier investments      27,667    3,715      31,382    11.19%    11.94%

                              ---------------------------------------------------                         ----------
    Total notes receivable    $  114,022 $ 10,944 $   124,966    12.33%    15.37%                         $  308,596
                              ===================================================                         ==========

(1) The above activity does not include a $10,000 Fund III first mortgage investment and other non- real estate loans of $478.
(2)  The effective rate includes upfront points and exit fees
(3) The first mortgage amount for 72nd street represents the construction loan when fully drawn

Reporting Supplement
June 30, 2009

Portfolio Debt - Summary
Reconciliation from Pro-Rata
Share of Debt to GAAP Debt
 (amounts in thousands)

                                                                                            Reconcoliation to Consolidated Debt as
                                           Acadia Pro-Rata Share of Debt (2)                                Reported
                             -------------------------------------------------------------- ----------------------------------------
                                                                                                Add:          Less:
                                                                                            Noncontrolling  Pro-rata       Acadia
                                                                                               Interest       Share     Consolidated
                              Core Portfolio    Opportunity Funds   Total            Fixed     Share of         of
                             ----------------- -----------------------------
                             Principal Interest Principal Interest PrincipalInterest  vs     Consolidated Unconsolidated    Debt
Mortgage Notes Payable        Balance   Rate     Balance   Rate     Balance   Rate  Variable  Debt (3)      Debt (4)    As Reported
---------------------------------------------- ------------------ --------------------------------------- ------------- ------------

Fixed-Rate Debt (1)          $366,736     5.3% $   31,292    6.0%   $398,028    5.4%    86% $     134,479 $    (67,674) $    464,833
Variable-Rate Debt (1)         (7,543)    1.6%     70,942    1.9%     63,399    1.7%    14%       275,224       (2,759)      335,864
                             ----------------- ------------------ ------------------------- ------------- ------------- ------------

Total                        $359,193     5.4% $  102,235    3.0%   $461,428    4.9%   100% $     409,703 $    (70,433)      800,697
                             ================= ================== ========================= ============= =============

FAS 141 purchase price debt
 allocation                                                                                                                      121
                                                                                                                        ------------
Total debt as reported                                                                                                  $    800,818
                                                                                                                        ============

Notes
-----

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2)  Represents the Company's economic pro- rata share of debt.
(3) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(4) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

                                            Reporting Supplement
                                               June 30, 2009

                                               Debt Analysis
                                           (amounts in thousands)
                                                                    Principal    Acadia's Pro-rata
                                                                    Balance at         share             InterestMaturity  Extension
                                                                                 ------------------
Property             Notes    Entity      Lender/Originator       June 30, 2009  Percent   Amount           Rate    Date    Options
----------------------------------------  ------------------------------------------------------------------------------------------

CORE PORTFOLIO
--------------

Fixed-Rate Debt
---------------
Acadia Realty Trust   10      Acadia      3.75% Convertible Notes        $47,549   100.0%   $47,549         3.75%12/20/2011  None
Chestnut Hill                 Acadia      Column Financial, Inc.           9,572   100.0%     9,572         5.45% 6/11/2013  None
New Loudon Center             Acadia      RBS Greenwich Capital           14,449   100.0%    14,449         5.64%  9/6/2014  None
Crossroads Shopping        Crossroads JV  JP Morgan Chase Bank,                                                              None
 Center                                    N.A.                           62,737    49.0%    30,741         5.37% 12/1/2014
Crescent Plaza                Acadia      RBS Greenwich Capital           17,600   100.0%    17,600         4.98%  9/6/2015  None
Pacesetter Park               Acadia      RBS Greenwich Capital                                                              None
 Shopping Center                                                          12,400   100.0%    12,400         5.12% 11/6/2015
Elmwood Park                  Acadia      Bear Stearns Commercial                                                            None
 Shopping Center                           Mortgage, Inc.                 34,600   100.0%    34,600         5.53%  1/1/2016
Gateway Shopping              Acadia      Bear Stearns Commercial                                                            None
 Center                                    Mortgage, Inc.                 20,500   100.0%    20,500         5.44%  3/1/2016
Acadia Brandywine          Brandywine JV  Bear Stearns Commercial                                                            None
 Subsidiary                                Mortgage, Inc.                 61,375    22.2%    13,639         5.99%  7/1/2016
Acadia Brandywine          Brandywine JV  Bear Stearns Commercial                                                            None
 Town Center                               Mortgage, Inc.                 31,550    22.2%     7,011         5.99%  7/1/2016
Acadia Market Square       Brandywine JV  Bear Stearns Commercial                                                            None
 Shopping Center                           Mortgage, Inc.                 24,375    22.2%     5,417         5.99%  7/1/2016
Acadia Brandywine          Brandywine JV  Bear Stearns Commercial                                                            None
 Condominium                               Mortgage, Inc.                 22,650    22.2%     5,033         5.99%  7/1/2016
Acadia Brandywine          Brandywine JV  Bear Stearns Commercial                                                            None
 Holdings                                  Mortgage, Inc.                 26,250    22.2%     5,833         5.99%  7/1/2016
Walnut Hill Plaza             Acadia      Merrill Lynch Mortgage                                                             None
                                           Lending, Inc.                  23,500   100.0%    23,500         6.06% 10/1/2016
Clark Diversey                Acadia      American United Life                                                               None
                                           Insurance Company               4,800   100.0%     4,800         6.35%  7/1/2014
239 Greenwich Avenue          Acadia      Wachovia                        26,000    75.0%    19,500         5.42% 2/11/2017  None
Merrillville Plaza            Acadia      Bear Stearns Commercial                                                            None
                                           Mortgage, Inc.                 26,250   100.0%    26,250         5.88%  8/1/2017
Boonton                       Acadia      J.P. Morgan Chase                                                                  None
                                           Commercial Mortgage
                                           Securities Corp.                8,252    60.0%     4,951         6.40% 11/1/2032
Interest rate swaps    1      Acadia      Bank of America, N.A.           63,391   100.0%    63,391         5.38% Various
                                                                  --------------         ----------      --------

Sub-Total Fixed-Rate
 Debt                                                                    537,800            366,736         5.34%
                                                                  --------------         ----------      --------

Variable-Rate Debt
--------------------

Various                       Acadia      Bank of America, N.A.                                    Libor                    (2) 12
                       2                                                  30,000   100.0%    30,000 +         125 12/1/2010   mos.
Branch Plaza                  Acadia      Bank of America, N.A.                                    Libor                    (1) 12
                                                                          14,303   100.0%    14,303 +         130 12/1/2011   mos.
Village Commons               Acadia      Bank of America, N.A.                                    Libor
 Shopping Center       3                                                   9,545   100.0%     9,545 +         140 6/29/2012
Ledgewood Mall                Acadia      JP Morgan Chase Bank,                                    Libor
                       4                   N.A.                            2,000   100.0%     2,000 +         125 3/29/2010
Interest rate swaps    1      Acadia      Bank of America, N.A.         (63,391)   100.0%  (63,391)
                                                                  --------------         ----------

Sub-Total Variable-                                                                                Libor
 Rate Debt                                                               (7,543)            (7,543) +         129
                                                                  --------------         ------------------------

Total Core Portfolio
 Debt                                                                   $530,257           $359,193         5.42%
                                                                  ==============         ==========      ========

                                            Reporting Supplement
                                               June 30, 2009

                                               Debt Analysis
                                           (amounts in thousands)
                                                                    Principal    Acadia's
                                                                                   Pro-
                                                                                   rata
                                                                    Balance at    share                  InterestMaturity  Extension
                                                                                 ------------------
Property             Notes    Entity      Lender/Originator       June 30, 2009  Percent   Amount           Rate    Date    Options
----------------------------------------  ------------------------------------------------------------------------------------------

OPPORTUNITY FUNDS
-----------------

Fixed-Rate Debt
---------------
Storage Post -                Fund III    GEMSA Loan Services, LP                                                            None
 Suffern                                                                  $4,881    18.9%      $923         5.37% 12/1/2009
Storage Post -                Fund III    Wachovia                                                                           None
 Various             6, 11                                                33,897    18.9%     6,408         5.86% 6/11/2009
Storage Post -                Fund III    GEMSA Loan Services, LP                                                           (2) 12
 Various               7                                                  41,500    18.9%     7,846         5.30% 3/16/2011   mos.
216th Street           5       Fund II    Bank of America, N.A.           25,500    19.8%     5,038         5.80% 10/1/2017  None
Pelham Manor           5       Fund II    Bear Sterns Commercial          30,953    19.8%     6,116         7.18%  1/1/2020  None
Atlantic Avenue                Fund II    Bear Sterns Commercial           9,439    13.3%     1,259         7.14%  1/1/2020  None
Interest rate swap     1       Fund I     Bank of America, N.A.            9,800    37.8%     3,702         5.91%10/29/2010
                                                                  --------------         ----------      --------

Sub-Total Fixed-Rate
 Debt                                                                    155,970             31,292         6.01%
                                                                  --------------         ----------      --------

Variable-Rate Debt
------------------

CityPoint                      Fund II    Bank of America, N.A.                                    Libor                    (2) 6
                                                                           7,994    19.8%     1,580 +         250 8/13/2009   mos.
Acadia Strategic               Fund II    Bank of America, N.A. /                                  Libor                     None
 Opportunity Fund                          Bank of New York                                         +
 II, LLC               8                                                  53,681    20.0%    10,736           250  3/1/2010
Sherman Plaza                  Fund II    Bank of America                                          Libor                     None
                       5                                                  19,000    19.8%     3,754 +         150 1/15/2010
161(st) Street                 Fund II    RBS Greenwich Capital                                    Libor                    (1) 12
                       5                                                  30,000    19.8%     5,927 +         140  4/1/2010   mos.
Liberty Avenue                 Fund II    PNC Bank, National                                       Libor                    (2) 12
                     5, 12                 Association                    11,414    19.8%     2,255 +         165 7/18/2009   mos.
Fordham Plaza                  Fund II    Eurohypo AG                                              Libor                    (3) 6
                       5                                                  86,062    19.8%    17,004 +         175 10/4/2009   mos.
Sterling Heights               Fund I     JP Morgan Chase Bank,                                    Libor                     None
 Shopping Center                           N.A.                            3,121    37.8%     1,179 +         185 8/23/2010
Acadia Strategic              Fund III    Bank of America, N.A.                                    Comm                      None
 Opportunity Fund                                                                                   Paper
 III, LLC              9                                                 143,250    19.9%    28,507 +50           10/9/2011
Tarrytown Shopping             Fund I     Anglo Irish Bank                                         Libor                    (2) 12
 Center                                    Corporation                     9,800    37.8%     3,702 +         16510/30/2010   mos.
Interest rate swap     1       Fund I     Bank of America, N.A.          (9,800)    37.8%   (3,702)              10/29/2010
                                                                  --------------         ----------

Sub-Total Variable-                                                                                Libor
 Rate Debt                                                               354,522             70,942 +         158
                                                                  --------------         ------------------------

Total Opportunity
 Funds Portfolio
 Debt                                                                   $510,492           $102,234         3.02%
                                                                  ==============         ==========      ========

                                            Reporting Supplement
                                               June 30, 2009
                                            Debt Analysis - Notes
---------------------------------------------------------------------------------------------------
(1)  The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

                                                                     Average              Maturity
                             Notional                                            All-in
                             principal             Spread           Swap rate      Rate     Date
                           ----------------------------------------------------- ------------------
                                  $4,429                     1.44%         4.71%    6.15%  1/1/2010
                                  10,847                     1.44%         4.90%    6.33% 10/1/2011
                                   8,115                     1.44%         5.14%    6.58%  3/1/2012
                                  15,000                     1.44%         3.79%    5.23% 11/30/2012
                                  15,000                     1.44%         3.41%    4.85% 11/30/2012
                                  10,000                     1.44%         2.65%    4.09% 11/30/2012
                           -------------  -------------------------------------- --------
Core Portfolio                   $63,391                     1.44%         3.95%    5.38%
                           =============  ====================================== ========

Opportunity Funds                 $9,800                     1.44%         4.47%    5.91% 10/29/2010
                           =============  ====================================== ========

     Total Core
    Portfolio and
  Opportunity Funds              $73,191                     1.44%         4.02%    5.45%
                           =============  ====================================== ========

(2) This is a revolving facility for up to $72,250 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon, Abington Towne Center, Methuen Shopping Center and Town Line Plaza. During the 2nd quarter 2009, the Company paid down $18.9 million on this facility.
(3) There is an additional $1,600 available under this facility based on certain income hurdles.
(4) During the 2nd quarter 2009, the Company paid down $23 million on this facility.
(5) Fund II is a 98.9% joint venture partner on this investment. As such, Acadia's pro- rata share of the above debt is 98.9% x 20%, or 19.8%.
(6) The loan is collateralized by Storage Post locations - Starr Avenue, New Rochelle, Yonkers and Bruckner Blvd. The Company is currently in discussions with the lender to extend the maturity date of this loan.
(7) The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
(8)  This is a revolving facility for up to $70,000.
(9)  This is a line of credit with a capacity of $245,000.
(10) Convertible notes balance pursuant to FSP 14- 1. The actual face amount of the convertible notes at June 30, 2009 is $50,159.
(11) The loan matures on June 11, 2009. The Company is currently discussing an extension of the maturity date with the special servicer.
(12) During July 2009, this loan was amended. The loan was reduced to $10,450 and has a new maturity date of July 19, 2009 with a one year extension option and bears interest at LIBOR plus 325 basis points.

   Reporting Supplement
      June 30, 2009
  Future Debt Maturities
--------------------------
      (in thousands)

      Core Portfolio                                              Acadia's Pro-rata Share      Weighted Average Interest Rate of
                                                                                                Maturing Debt
                                                              -------------------------------- -------------------------------------
                            Scheduled                           Scheduled                                  Fixed-Rate  Variable-Rate
           Year           Amortization Maturities    Total    Amortization Maturities  Total   Total Debt      Debt         Debt
------------------------------------------------- ----------- -------------------------------- -------------------------------------
          2009            $       1,046 $       - $    1,046  $         792$        -$    792         n/a          n/a          n/a
          2010                    2,669    32,000     34,669          2,135    32,000  34,135        1.56%         n/a         1.56%
          2011                    3,045    61,254     64,299          2,481    61,254  63,735        3.27%        3.75%        1.61%
        2011 (1)                      -     2,610      2,610              -     2,610   2,610        3.75%        3.75%         n/a
          2012                    3,219     9,060     12,279          2,628     9,060  11,688        1.71%         n/a         1.71%
          2013                    3,391     8,777     12,168          2,761     8,777  11,538        5.45%        5.45%         n/a
        Thereafter               12,637   393,159    405,796          9,280   228,025 237,305        5.62%        5.62%         n/a
                          ----------------------- ----------- --------------------------------
                          $      26,007 $ 506,860 $  532,867  $      20,077$  341,726$361,803
                          =======================             =======================

    Less: additional
 convertible notes balance                            (2,610)                          (2,610)
                                                  -----------                        ---------
Balance per Portfolio Debt
          Detail                                  $  530,257                         $359,193
                                                  ===========                        =========

                                                                                              Weighted Average Interest Rate of Pro-
                                                                                                    rata Share of Maturing Debt
                                                                                              --------------------------------------
    Opportunity Funds
                                                                                               Total Debt  Fixed-Rate  Variable-Rate
                                                                                                               Debt         Debt
                                                                                               -------------------------------------
          2009            $         100 $ 144,185 $  144,285  $          26$   28,159$ 28,185        3.07%        5.80%        2.10%
          2010                       76   115,489    115,565             29    25,255  25,284        2.25%         n/a         2.25%
          2011                        -   184,750    184,750              -    36,353  36,353        1.88%        5.30%        0.94%
          2012                       79         -         79             16         -      16         n/a          n/a          n/a
          2013                      955         -        955            189         -     189         n/a          n/a          n/a
        Thereafter               11,177    53,681     64,858          2,208    10,000  12,208        6.48%        6.48%         n/a
                          ----------------------- ----------- --------------------------------
                          $      12,387 $ 498,105 $  510,492  $       2,468$   99,767$102,235
                          ======================= =========== ================================

(1) Reflects additional convertible notes balance maturing in 2011.

Reporting Supplement
    June 30, 2009
Future Debt Maturities Including Extension Options
--------------------------------------------------
          (in thousands)

    Core Portfolio                                                                                    Weighted Average Interest
                                                                       Acadia's Pro-rata Share         Rate of Maturing Debt
                                                                 ------------------------------------ ---------------------------
                                                                                                                Fixed-
                        Scheduled                                  Scheduled                           Total     Rate  Variable-
         Year         Amortization   Maturities       Total       Amortization  Maturities   Total       Debt    Debt   Rate Debt
------------------------------------------------- -------------- ------------------------------------ ---------------------------
        2009          $       1,046 $           -  $      1,046  $          792  $        - $    792       n/a     n/a       n/a
        2010                  2,669         2,000         4,669           2,135       2,000    4,135      1.56%    n/a      1.56%
        2011                  3,065        47,549        50,614           2,501      47,549   50,050      3.75%   3.75%      n/a
      2011 (1)                    -         2,610         2,610               -       2,610    2,610      3.75%   3.75%      n/a
        2012                  3,446        52,518        55,964           2,855      52,518   55,373      1.60%    n/a      1.60%
        2013                  3,391         8,777        12,168           2,761       8,777   11,538      5.45%   5.45%      n/a
      Thereafter             12,637       393,159       405,796           9,281     228,024  237,305      5.58%   5.58%      n/a
                      --------------------------- -------------- ------------------------------------
                      $      26,254 $     506,613  $    532,867  $       20,325  $  341,478 $361,803
                      ===========================                ==========================

Less: additional convertible notes balance               (2,610)                              (2,610)
                                                  --------------                           ----------
 Balance per Portfolio Debt Detail                 $    530,257                             $359,193
                                                  ==============                           ==========

                                                                                                      Weighted Average Interest
                                                                                                      Rate of Pro-rata Share of
                                                                                                             Maturing Debt
                                                                                                     ----------------------------
  Opportunity Funds
                                                                                                       Total    Fixed- Variable-
                                                                                                         Debt    Rate   Rate Debt
                                                                                                                 Debt
                                                                                                      ---------------------------

        2009          $         100 $      38,715  $     38,815  $           38  $    7,308 $  7,346      5.80%   5.80%      n/a
        2010                     76        83,683        83,759              29      17,207   17,236      2.55%    n/a      2.55%
        2011                      -       270,726       270,726               -      53,693   53,693      1.42%    n/a      1.42%
        2012                     79         9,800         9,879              16       3,702    3,718      1.96%    n/a      1.96%
        2013                    955        41,500        42,455             189       7,846    8,035      5.30%   5.30%      n/a
      Thereafter             11,177        53,681        64,858           2,207      10,000   12,207      6.48%   6.48%      n/a
                      --------------------------- -------------- ------------------------------------
                      $      12,387 $     498,105  $    510,492  $        2,479  $   99,756 $102,235
                      =========================== ============== ====================================

(1) Reflects additional convertible notes balance maturing in 2011.

    Reporting Supplement
        June 30, 2009
  Selected Operating Ratios       Three months ended June 30,   Six months ended June 30,
                                    2009            2008           2009            2008
                                ---------       ---------      ---------       ---------
       Coverage Ratios       (1)
-----------------------------
   Interest Coverage Ratio
EBIDTA                          $ 20,307        $ 22,604       $ 42,832        $ 44,876
Divided by Interest expense        6,283           6,299         12,944          12,545
                                ---------       ---------      ---------       ---------
                                    3.23  x         3.59 x         3.31  x         3.58 x
 Fixed Charge Coverage Ratio
EBIDTA                          $ 20,307        $ 22,604       $ 42,832        $ 44,876
Divided by (Interest expense       6,283           6,299         12,944          12,545
  + Preferred Dividends)     (2)       5               5             10              10
                                ---------       ---------      ---------       ---------
                                    3.23  x         3.59 x         3.31  x         3.57 x
 Debt Service Coverage Ratio
EBIDTA                          $ 20,307        $ 22,604       $ 42,832        $ 44,876
Divided by (Interest expense       6,283           6,299         12,944          12,545
  + Principal Amortization)          378             679            776           1,390
                                ---------       ---------      ---------       ---------
                                    3.05  x         3.24 x         3.12  x         3.22 x
        Payout Ratios
-----------------------------
      FFO Payout Ratio
Dividends (Shares) &
 Distributions (O.P. Units)
 paid                           $  7,361        $  7,049       $ 14,737        $ 14,080
FFO                               11,992          13,349         26,260          25,737
                                ---------       ---------      ---------       ---------
                                      61%             53%            56%             55%
      AFFO Payout Ratio
Dividends (Shares) &
 Distributions (O.P. Units)
 paid                           $  7,361        $  7,049       $ 14,737        $ 14,080
AFFO                              11,843          13,344         25,689          25,982
                                ---------       ---------      ---------       ---------
                                      62%             53%            57%             54%
      FAD Payout Ratio
Dividends (Shares) &
 Distributions (O.P. Units)
 paid                           $  7,361        $  7,049       $ 14,737        $ 14,080
FAD                               11,465          12,665         24,913          24,592
                                ---------       ---------      ---------       ---------
                                      64%             56%            59%             57%
       Leverage Ratios
-----------------------------
Debt/Total Market
 Capitalization
Debt                         (3)$461,428                       $461,428
Total Market Capitalization      988,309                        988,309
                                ---------                      ---------
                                      47%                            47%
Debt + Preferred Equity
 (Preferred O.P. Units)      (3)$461,755                       $461,428
Total Market Capitalization      988,309                        988,309
                                ---------                      ---------
                                      47%                            47%
Debt/EBIDTA - Core Portfolio
Debt                            $359,193                       $359,193
EBIDTA (Annualized)               77,021                         80,367
                                ---------                      ---------
                                    4.66  x                        4.47  x
Debt/EBIDTA - Core Portfolio
 and Opportunity Funds
Debt                            $461,428                       $461,428
EBIDTA (Annualized)               81,228                         85,665
                                ---------                      ---------
                                    5.68  x                        5.39  x
Debt Yield - Core Portfolio
NOI (Annualized)                $ 48,864                       $ 49,794
Debt                             359,193                        359,193
                                ---------                      ---------
                                    13.6%                          13.9%
Net Debt Yield - Core
 Portfolio (4)
NOI (Annualized)                $ 48,864                       $ 49,794
Debt                             288,603                        288,603
                                ---------                      ---------
                                    16.9%                          17.3%
Debt Yield - Core Portfolio
 and Opportunity Funds
NOI (Annualized)                $ 57,764                       $ 57,907
Debt                             461,428                        461,428
                                ---------                      ---------
                                    12.5%                          12.5%
Net Debt Yield - Core
 Portfolio and Opportunity
 Funds (5)
NOI (Annualized)                $ 57,764                       $ 57,907
Debt                             380,298                        380,298
                                ---------                      ---------
                                    15.2%                          15.2%

Notes:

(1) Quarterly results for 2009 and 2008 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
(2)  Represents preferred distributions on Preferred Operating partnership
     Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.
(4)  Reflects debt net of the current Core Portfolio cash balance as of 6/30/09.
(5) Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance as of 6/30/09.

Reporting Supplement
   June 30, 2009

Acadia Strategic Opportunity Fund, LP ("Fund I") - Overview
------------------------------------------------------------------------------------------------------------------------------------
Item                               Description
------------------------------------------------------------------------------------------------------------------------------------

Date formed                        September 2001

Capital commitment                 $90 million

Funding                            All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below. Acadia and its investors still own approximately 1.3 million square feet of properties in Fund I.
Partnership structure

        Equity Contribution:       22.22% - Acadia
                                   77.78% - Four institutional investors


     Cash flow distribution:       22.22% - Acadia
                                   77.78% - Four institutional investors

                    Promote:       20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                                   Remaining 80% is distributed to all the partners (including Acadia).

                                   In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the
                                    77.8% interest previously held by the institutional investors in Fund I to GDC Properties.
                                    Acadia has retained its existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering
                                    Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia                     Priority distribution fee equal to 1.5% of implied capital

                                   Priority distribution fee equal to 4% of gross property revenues

                                   Market rate leasing fees

                                   Market rate construction/project management fees

Reporting Supplement
   June 30, 2009

    Fund I
Portfolio Detail
----------------

                                   Ownership     Gross Leasable Area             Occupancy               Annualized Base Rent
                                             ---------------------------------------------------------------------------------------
                        Anchors        %      Anchors  Shops    Total    Anchors   Shops    Total    Anchors     Shops      Total
                    ----------------------------------------------------------------------------------------------------------------
      Midwest
--------------------
Michigan
--------------------
Sterling Heights    Burlington Coat
 Shopping Center     Factory, Rite
 (Michigan)          Aid                  50%   90,400  64,435   154,835  100.00%    4.81%   60.39%    $526,600   $36,300   $562,900

Ohio
--------------------
Granville Centre    Lifestyle
                     Family
                     Fitness, Inc.       100%   90,047  44,950   134,997   38.81%   28.92%   35.52%     450,336   147,682    598,018
                                             ---------------------------------------------------------------------------------------
   Total Midwest                               180,447 109,385   289,832   69.46%   14.72%   48.80%     976,936   183,982  1,160,918

      New York
--------------------
New York
--------------------
Tarrytown Shopping  Walgreen's
 Center                                  100%   15,497  19,794    35,291  100.00%   82.33%   90.09%     475,000   506,063    981,063

      Various
--------------------
Kroger/Safeway      Kroger/Safeway
 Portfolio (18
 Properties)                              75%  709,400       -   709,400  100.00%    0.00%  100.00%   6,492,215         -  6,492,215
                                             ---------------------------------------------------------------------------------------
    Grand Total                                905,344 129,179 1,034,523   93.91%   25.08%   85.32%  $7,944,151  $690,045 $8,634,196
                                             =======================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

Reporting Supplement
   June 30, 2009

     Fund I
Lease Expirations
-----------------
                                   Gross Leased Area                          Annualized Base Rent
                      -------------------------------------------- ------------------------------------------
                               Number of              Percent                       Percent       Average
                         Leases        Square            of                            of           per
                        Expiring      Footage          Total           Amount        Total        Sq. Ft.
                      -------------------------------------------- ------------------------------------------
Anchor Tenant
 Expirations
        2011                    18         709,400          83.44% $    6,492,215        81.73% $        9.15
        2017                     1          34,951           4.11%        450,336         5.67%         12.88
        2024                     1          70,400           8.28%        281,600         3.54%          4.00
        2026                     1          20,000           2.35%        245,000         3.08%         12.25
        2080                     1          15,497           1.82%        475,000         5.98%         30.65
                      -------------------------------------------- ------------------------------------------
Total Occupied                  22         850,248         100.00% $    7,944,151       100.00% $        9.34
                      ============================================ ==========================================

Total Vacant                                55,096
                                  ----------------
Total Square Feet                          905,344
                                  ================

Shop Tenant
 Expirations
   Month to Month                5          10,104          31.19% $      100,518        14.57% $        9.95
        2010                     1           2,547           7.86%         83,516        12.10%         32.79
        2011                     2           3,465          10.70%         67,574         9.79%         19.50
        2012                     2           2,920           9.01%         61,344         8.89%         21.01
        2014                     2           4,341          13.40%        146,596        21.24%         33.77
        2018                     2           3,861          11.92%         79,655        11.54%         20.63
        2020                     1           5,157          15.92%        150,842        21.86%         29.25
                      -------------------------------------------- ------------------------------------------
Total Occupied                  15          32,395         100.00% $      690,045       100.00% $       21.30
                      ============================================ ==========================================

Total Vacant                                96,784
                                  ----------------
Total Square Feet                          129,179
                                  ================

Total Anchor and
 Shop Tenant
 Expirations
   Month to Month                5          10,104           1.14% $      100,518         1.16% $        9.95
        2010                     1           2,547           0.29%         83,516         0.97%         32.79
        2011                    20         712,865          80.76%      6,559,789        75.97%          9.20
        2012                     2           2,920           0.33%         61,344         0.71%         21.01
        2014                     2           4,341           0.49%        146,596         1.70%         33.77
        2017                     1          34,951           3.96%        450,336         5.22%         12.88
        2018                     2           3,861           0.44%         79,655         0.92%         20.63
        2020                     1           5,157           0.58%        150,842         1.75%         29.25
        2024                     1          70,400           7.98%        281,600         3.26%          4.00
        2026                     1          20,000           2.27%        245,000         2.84%         12.25
        2080                     1          15,497           1.76%        475,000         5.50%             -
                      -------------------------------------------- ------------------------------------------
Total Occupied                  37         882,643         100.00% $    8,634,196       100.00% $        9.78
                      ============================================ ==========================================

Total Vacant                               151,880
                                  ----------------
Total Square Feet                        1,034,523
                                  ================

                             Reporting Supplement
                           As of June 30, 2009 (1)

                              Fund I - Valuation
        --------------------------------------------------------------
                    (in millions, except per share amounts)

                                                                                     Total
                                                                                 -------------

        Gross asset value                                                        $         35

        Debt                                                                              (12)
                                                                                 -------------

        Net asset value                                                                    23

        Additional Mervyn's return (Original capital already returned)                      6
                                                                                 -------------

        Total Value Subject to Promote                                                     29

        General Partner (Acadia) Promote on Fund I assets               x 20%               6
                                                                                 -------------

        Remaining value to be allocated pro-rata to Fund I investors
         (including Acadia)                                                                23

        Acadia's share                                                 x 22.22%             5
                                                                                 -------------

        Value of Acadia's interest in remaining Fund I assets                    $         11
                                                                                 =============

Notes:
--------
        Fund I valuation is based on September 30, 2008 property
   1     appraisals, adjusted for 2009 Kroger/Safeway dispositions.

Reporting Supplement
   June 30, 2009

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
----------------------------------------------------------------
Item                      Description
----------------------------------------------------------------

Date formed               June 2004

Capital commitment        $300 million

Funding                   $192.0 million funded through June 30, 2009

Partnership structure

    Equity Contribution:  20% - Acadia
                          80% - Six institutional investors


 Cash flow distribution:  20% - Acadia
                          80% - Six institutional investors

                Promote:  20% to Acadia once all partners (including Acadia) have received
                           8% preferred return and return of equity

                          Remaining 80% is distributed to all the partners (including
                           Acadia).

Fees to Acadia            Asset management fee equal to 1.5% of total committed capital

                          Property management fee equal to 4% of gross property revenues

                          Market rate leasing fees

                          Market rate construction/project management fees

Reporting Supplement
  June 30, 2009

              Fund II
          Portfolio Detail
--------------------------
                                                  Gross Leasable Area           Occupancy               Annualized Base Rent
                                               -------------------------------------------------------------------------------------
                        Anchors     Ownership % Anchors  Shops    Total   Anchors  Shops   Total   Anchors      Shops      Total
                    ----------------------------------------------------------------------------------------------------------------
      Midwest
--------------------
Illinois
--------------------
Oakbrook            Neiman Marcus          100%  112,000       -  112,000  100.00%   0.00%100.00% $   825,000 $        - $   825,000

      New York
--------------------
New York
--------------------
Pelham Plaza        BJ's Discount
                     Club, Michaels       98.8%  149,878 100,102  249,980  100.00%  20.07% 67.99%   3,873,244    846,102   4,719,346

Fordham Place       Sears, Best Buy       98.8%   74,899  44,547  119,446  100.00%  94.96% 98.12%   2,873,228  2,431,012   5,304,240

Liberty Avenue      CVS                   98.8%   10,880  15,245   26,125  100.00% 100.00%100.00%     394,944    501,139     896,083

                    New York Dept of
216th Street        Citywide Admin.
                     Services             98.8%   60,000       -   60,000  100.00%   0.00%100.00%   2,340,000    225,000   2,565,000

161st Street (1)    The City of New
                     York                 98.8%  137,334  86,187  223,521  100.00%  66.58% 87.11%   3,337,222  1,193,501   4,530,723
                                               -------------------------------------------------------------------------------------
   Total New York                                432,991 246,081  679,072  100.00%  54.87% 83.65%  12,818,638  5,196,754  18,015,392
                                               -------------------------------------------------------------------------------------

    Grand Total                                  544,991 246,081  791,072  100.00%  54.87% 85.96% $13,643,638 $5,196,754 $18,840,392
                                               =====================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II properties are currently undergoing redevelopment or are in the design phase as further detailed under Redevelopment Projects.

New York              Ownership %
------------------------------------
Sherman Avenue                 98.8%
CityPoint                        23%
Canarsie Plaza                 98.8%

(1) Currently operating, but will be redeveloped in the future.

Reporting Supplement
   June 30, 2009

    Fund II
Lease Expirations
-----------------------
                                    Gross Leased Area        Annualized Base Rent
                                 -----------------------------------------------------
                              Number of        Percent               Percent  Average
                          Leases   Square      of                      of       per
                         Expiring  Footage    Total        Amount     Total   Sq. Ft.
                         ----------------------------    -----------------------------
Anchor Tenant Expirations
         2011                   2    249,334   45.74%    $ 4,162,222   30.52% $  16.69
         2013                   1     20,473    3.76%        573,244    4.20%    28.00
         2019                   1     39,705    7.29%      1,747,020   12.80%    44.00
         2023                   1     35,194    6.46%      1,126,208    8.25%    32.00
         2027                   1     60,000   11.01%      2,340,000   17.15%    39.00
         2032                   1     10,880    2.00%        394,944    2.89%    36.30
         2033                   1    129,405   23.74%      3,300,000   24.19%    25.50
                         ----------------------------    -----------------------------
Total Occupied                  8    544,991  100.00%    $13,643,638  100.00% $  25.03
                         ============================    =============================

Total Vacant                               -
                                 -----------
Total Square Feet                    544,991
                                 ===========

Shop Tenant Expirations
    Month to Month              1      6,109    4.52%    $    35,520    0.68% $   5.81
         2011                   3     24,065   17.82%        584,773   11.25%    24.30
         2012                   3     27,205   20.15%        573,208   11.03%    21.07
         2013                   1      4,462    3.30%        167,994    3.23%    37.65
         2014                   2      7,081    5.24%        279,078    5.37%    39.41
         2018                   4     13,013    9.64%        567,024   10.91%    43.57
         2019                   2      5,460    4.04%        215,244    4.14%    39.42
         2022                   1          -    0.00%        225,000    4.33%        -
         2023                   1     31,417   23.28%      1,131,012   21.76%    36.00
         2027                   1      6,208    4.60%        217,901    4.19%    35.10
         2048                   1     10,000    7.41%      1,200,000   23.09%   120.00
                         ----------------------------    -----------------------------
Total Occupied                 20    135,020  100.00%    $ 5,196,754  100.00% $  38.49
                         ============================    =============================

Total Vacant                         111,061
                                 -----------
Total Square Feet                    246,081
                                 ===========

Total Anchor and Shop Tenant Expirations
    Month to Month              1      6,109    0.90%    $    35,520    0.19% $   5.81
                   2011         5    273,399   40.20%      4,746,995   25.19%    17.36
                   2012         3     27,205    4.00%        573,208    3.04%    21.07
                   2013         2     24,935    3.67%        741,238    3.93%    29.73
                   2014         2      7,081    1.04%        279,078    1.48%    39.41
                   2018         4     13,013    1.91%        567,024    3.01%    43.57
                   2019         3     45,165    6.64%      1,962,264   10.42%    43.45
                   2023         2     66,611    9.80%      2,257,220   11.98%    33.89
                   2027         2     66,208    9.74%      2,557,901   13.58%    38.63
                   2022         1          -    0.00%        225,000    1.19%        -
                   2032         1     10,880    1.60%        394,944    2.10%    36.30
                   2033         1    129,405   19.03%      3,300,000   17.52%    25.50
                   2048         1     10,000    1.47%      1,200,000    6.37%   120.00
                         ----------------------------    -----------------------------
Total Occupied                 28    680,011  100.00%    $18,840,392  100.00% $  27.71
                         ============================    =============================

Total Vacant                         111,061
                                 -----------
Total Square Feet                    791,072
                                 ===========

Reporting Supplement
   June 30, 2009

Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
------------------------------------------------------------------
Item                       Description
------------------------------------------------------------------

Date formed                May 2007

Capital commitment         $503 million

Funding                    $96.5 millionfunded through June 30, 2009

Partnership structure

     Equity Contribution:  20% - Acadia
                           80% - 14 institutional investors

  Cash flow distribution:  20% - Acadia
                           80% - 14 institutional investors

                 Promote:  20% to Acadia once all partners (including Acadia)
                            have received 6% preferred return and return of equity

                           Remaining 80% is distributed to all the partners
                            (including Acadia).

Fees to Acadia             Asset management fee equal to 1.5% of total committed
                            capital

                           Development fee equal to 3% of total project cost

                           Property management fee equal to 4% of gross property
                            revenues

                           Market rate leasing fees

                           Market rate construction/project management fees

Reporting Supplement
  June 30, 2009

Fund III
Portfolio Detail

                                                     Gross Leasable Area     Occupancy                  Annualized Base Rent
                                                  ----------------------------------------------------------------------------------
                         Anchors       Ownership % Anchors  Shops   Total  Anchors Shops  Total   Anchors      Shops       Total
                  ------------------------------------------------------------------------------------------------------------------

     New York
------------------

Cortlandt Towne   Wal Mart, A&P, United
 Center            Artists Theatre         100.0%   510,538 131,259 641,797 83.79% 84.14% 83.86% $ 6,007,613 $ 2,450,024 $ 8,457,637
                                                  ==================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

     Reporting Supplement
        June 30, 2009

           Fund III
 Storage Post Property Detail
------------------------------
                                                             Net
                                                          Rentable
                                                           Square
     Operating Properties              Location             Feet      Occupancy
--------------------------------------------------------------------------------

Stabilized
------------------------------
New Rochelle                    Westchester, New York           42,300
Suffern                           Suffern, New York             78,950
Yonkers                         Westchester, New York          100,518
Jersey City                    Jersey City, New Jersey          76,720
                                                       ---------------

Subtotal Stabilized                                            298,488     86.8%
                                                       -------------------------

Currently in Lease-up
------------------------------
Bruckner Blvd                      Bronx, New York              89,448
Fordham Road                       Bronx, New York              84,505
Webster Ave                        Bronx, New York              36,736
Lawrence                         Lawrence, New York             97,643
Long Island City                  Queens, New York             134,046
Linden                           Linden, New Jersey             84,035
                                                       ---------------

Subtotal in Lease-up                                           526,413     71.2%
                                                       -------------------------

Total Operating Properties                                     824,901     76.9%
                                                                      ==========

Completing development
------------------------------
Ridgewood                         Queens, New York              88,650      4.1%
                                                       ---------------==========

Total Storage Post Portfolio                                   913,551
                                                       ===============

June 30, 2009
Storage Post Property Locations and Acadia Redevelopment
Properties with a Self-Storage Component

                                                  Storage Post Properties
                                                  Location
                                                  ------------------------------

                                                  New York:
                                                  Bruckner Blvd (Bronx)
                                                  Fordham Road (Bronx)
                                                  Webster Ave (Bronx)
                                                  Lawrence
                                                  Long Island City (Queens)
                                                  New Rochelle (Westchester)
                                                  Ridgewood (Queens)
                                                  Suffern
                                                  Yonkers (Westchester)

                                                  New Jersey:
                                                  Jersey City
                                                  Linden

                                                  ------------------------------


                                                  ------------------------------
                                                  Acadia properties with a
                                                  self storage component
                                                  Location
                                                  ------------------------------

                                                  Liberty (Queens)
                                                  Canarsie (Brooklyn)
                                                  Atlantic Ave. (Brooklyn)
                                                  Pelham Manor (Westchester)

Reporting Supplement
  June 30, 2009

New York Urban/Infill: Development costs - Construction Complete


                                                              Estimated      Total cost
                                                Estimated       square         to date     Estimated  Total  Debt as of
                                               completion    footage upon    (including      future  project  June 30,
      Property           Anchors/Tenants     of Construction  completion  acquisition cost)   cost     cost      2009  % Leased (2)
------------------------------------------------------------------------------------------------------------------------------------
Fund II                                                                                     ($ in millions)
--------------------                                                                       ------------------
Construction
 complete
--------------------
                                                                                                                       Retail - 100%
Fordham Place        Sears, Walgreens, Best     Completed                                                              Office - 34%
                      Buy, 24 Hour Fitness                         276,000 $          120.2 $     9.8 $ 130.0 $    86.1
Pelham Manor         BJ's Wholesale Club        Completed
 Shopping Plaza (1)                                                320,000             60.5       4.5    65.0      31.0          74%
216th Street         City of New York Dept of   Completed
                      General Services                              60,000             27.7         -    27.7      25.5         100%
Liberty Avenue (1)   CVS, Storage Post          Completed          125,000             14.9         -    14.9      11.4         100%
161st Street (3)     Various New York City        To be
                      and State Agencies        determined         232,000             53.8      11.2    65.0      30.0          87%
Atlantic Avenue      Storage Post               Completed          110,000             19.5       3.5    23.0       9.4
                                                            -----------------------------------------------------------
                                                                                                                       Retail - 84%
       Total                                                     1,123,000 $          296.6 $    29.0 $ 325.6 $   193.4Office - 71%
                                                            -----------------------------------------------------------

(1)  Fund II acquired a ground lease interest at this property.
(2) Percentage leased excludes the storage component at Pelham Manor and Liberty Avenue.
(3)  161st Street is currently cash flowing with an occupancy rate of 87%.
     Redevelopment plans for this property are to be determined.

  Reporting Supplement
      June 30, 2009

New York Urban/Infill: Development costs -  Construction/Design


                                                               Estimated      Total cost
                                                Estimated       square          to date      Estimated   Total     Debt as of
                                               completion    footage upon     (including      future    project     June 30,
        Property           Anchors/Tenants   of Construction  completion   acquisition cost)   cost       cost        2009
-------------------------------------------------------------------------------------------------------------------------------
Fund II                                                                                        ($ in millions)
-------------------------                                                                   ---------------------

Under Construction
-------------------------
Canarsie Plaza (1)        BJ's Wholesale Club 1st half 2011         265,000  $          18.7  $    58.3  $   77.0             0
                                                            -------------------------------------------------------------------
Total Construction                                                  265,000  $          18.7  $    58.3  $   77.0             0
                                                            -------------------------------------------------------------------

In Design
-------------------------
Sherman Plaza                     TBD              TBD            TBD                   33.1    TBD        TBD                0
CityPoint (2)                     TBD              TBD            TBD                   43.4    TBD        TBD              7.9
                                                            -------------------------------------------------------------------
Total Design                                                              -  $          76.5          -         -           7.9
                                                            -------------------------------------------------------------------


Fund III
-------------------------

In Design
-------------------------
Sheepshead Bay                    TBD              TBD            TBD        $          22.6    TBD        TBD                0
                                                            -------------------------------------------------------------------

125 Main Street                   TBD              TBD
 (Westport, CT)                                                      30,000  $          17.4  $     5.6  $   23.0             0
                                                            -------------------------------------------------------------------

(1)  Cost to date is net of lease termination income from Home Depot.
(2)  Fund II, along with P/A Associates, Washington Square Partner and
     MacFarlane Partners are co-developing the retail and office components at CityPoint. Amounts represent Fund II's pro-rata share.
(3) Sherman Plaza debt balance of $19.0 million at June 30, 2009 is 100% cash collateralized.

Reporting Supplement
    June 30, 2009

Retailer Controlled Property ("RCP") Venture - Overview
--------------------------------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item                        Description
--------------------------------------------------------------------------------

Date formed                 January 2004

Targeted investments        The Venture has been formed to invest in surplus or
                             distressed properties owned or controlled by retailers

Current Investments         Mervyns Department Stores - All capital has been
                             returned
                            Albertson's - All capital has been returned
                            ShopKo - All capital has been returned
                            Rex, Marsh Supermarkets, four Albertsons add-on
                             investments, Newkirk, Camellia, Colorado Springs and Visalia.
                            three Marsh add-on investments, Ameristop, Lil
                             Cricket and C-Stores and a Mervyns add-on, Napa, CA.
Partnership structure

       Equity Contribution: Up to $300 million of total equity

                            Up to 20% ($60 million) - AKR Fund I ($20 million)
                             and Fund II ($40 million)

                            80% - Klaff Realty LP and Lubert-Adler

    Cash flow distribution: 20% - AKR Funds
                            80% - Four institutional investors

                   Promote: 20% to Klaff once all partners (including Klaff)
                             have received 10% preferred return and return of equity
                              (50% of first $40 million of AKR Fund equity is
                               not subject to this promote)

                            Remaining 80% is distributed to all the partners
                             (including Klaff).

Fees to Acadia              Property management fees

                            Market rate leasing fees and construction/project
                             management

                            Disposition fees

     Reporting Supplement
        June 30, 2009

Retailer Controlled Property ("RCP") Venture - Investments
----------------------------------------------------------

The following table summarizes the RCP Venture investments from inception through June 30, 2009

                                                                 Year        Invested                               Equity
           Investor                      Investment            acquired       capital        Distributions         Multiple
------------------------------  ---------------------------- ------------  -------------  -------------------   ----------------
   Mervyns I and Mervyns II               Mervyns                2004      $      25,348  $            45,966              1.8X

          Mervyns II                   Mervyns Realco            2007              2,155                    -                -

   Mervyns I and Mervyns II      Mervyns add-on investments      2005              3,445                1,703              0.5X

          Mervyns II                    Albertson's              2006             20,717               63,833              3.1X

          Mervyns II                 Albertson's add-on                                                                       X
                                         investments          2006/2007            2,409                  466              0.2

           Fund II                         Shopko                2006              1,100                1,100              1.0X

           Fund II                         Marsh                 2006                667                  639              1.0X

           Fund II                Marsh add-on investments       2008              2,000                2,000              1.0X

          Mervyns II                        Rex                  2007              2,701                    -                -
                                                                           -------------  -------------------   --------------

            Total                                                          $      60,542  $           115,707              1.9X
                                                                           =============  ===================   ==============

In connection with its RCP Venture, in September 2004, Acadia Mervyns Investors I, LLC ("Mervyns I") and Acadia Mervyns Investors II, LLC ("Mervyns II") participated in the acquisition of the Mervyns Department Store chain consisting of 262 stores ("REALCO") and its retail operation ("OPCO") from Target Corporation for a total price of $1.2 billion. Mervyns I and II invested $23.2 million for approximately a 5.2% interest in REALCO and a 2.5% interest in OPCO, equally split between Mervyns I and II.

To date, through a series of transactions, REALCO has disposed of a significant portion of the portfolio. Furthermore, during November 2007, Mervyns I and II sold their interest in OPCO and, as a result, have no further direct OPCO exposure.

QUARTERLY SUPPLEMENTAL DISCLOSURE
   June 30, 2009
Core Portfolio Retail Properties - Detail
-------------------------------------------

                                    Acadia's       Gross Leasable Area        Occupancy                  Annualized Base Rent
                                              --------------------------------------------------------------------------------------
                        Anchors     interest   Anchors   Shops     Total   Anchors  Shops   Total    Anchors     Shops      Total
                    ----------------------------------------------------------------------------------------------------------------
      New York
--------------------
Connecticut
--------------------
239 Greenwich        Restoration
 Avenue( 1)            Hardware,
                         Coach           75.0%   16,834        -     16,834 100.00%      -  100.00%$ 1,397,621$         -$ 1,397,621
                                              --------------------------------------------------------------------------------------
New Jersey
--------------------
Elmwood Park          Walgreens,
 Shopping Center     Pathmark (A&P)     100.0%   62,610   86,881    149,491 100.00%  85.93%  91.82%  1,390,460  1,887,820  3,278,280
A & P Shopping Plaza      A&P            60.0%   49,463   13,445     62,908 100.00% 100.00% 100.00%    900,000    364,457  1,264,457
                                              --------------------------------------------------------------------------------------
 Total - New Jersey                             112,073  100,326    212,399 100.00%  87.82%  94.24%  2,290,460  2,252,277  4,542,737
                                              --------------------------------------------------------------------------------------
New York
--------------------
Village Commons
 Shopping Center                  -     100.0%    3,891   83,346     87,237   0.00%  82.05%  78.39%          -  2,104,524  2,104,524
Branch Plaza        A&P, CVS            100.0%   74,050   51,701    125,751 100.00% 100.00% 100.00%  1,222,619  1,482,248  2,704,867
Amboy Center        King Kullen,
                     Duane Reade        100.0%   46,964   16,326     63,290 100.00%  85.30%  96.21%  1,052,068    728,601  1,780,669
Bartow Avenue                     -     100.0%        -   14,676     14,676   0.00%  76.29%  76.29%          -    336,665    336,665
Pacesetter Park     Stop & Shop
 Shopping Center                        100.0%   52,052   44,301     96,353 100.00%  78.34%  90.04%    383,168    717,168  1,100,336
LA Fitness          LA Fitness          100.0%   55,000        -     55,000 100.00%      -  100.00%  1,265,000          -  1,265,000
West 54th Street    Stage Deli          100.0%    4,211    5,466      9,677 100.00% 100.00% 100.00%  1,152,000  1,534,089  2,686,089
East 17th Street    Barnes & Noble      100.0%   19,622        -     19,622 100.00%   0.00% 100.00%    625,000          -    625,000
Crossroads Shopping
 Center                                  49.0%  210,114  100,708    310,822 100.00%  81.38%  93.97%  2,546,429  3,327,769  5,874,198
                                              --------------------------------------------------------------------------------------
  Total - New York                              465,904  316,524    782,428  99.16%  84.46%  93.22%  8,246,284 10,231,064 18,477,348
                                              --------------------------------------------------------------------------------------
   Total New York                               594,811  416,850  1,011,661  99.35%  85.27%  93.54% 11,934,365 12,483,341 24,417,706
                                              --------------------------------------------------------------------------------------
    New England
--------------------
Connecticut
--------------------
Town Line Plaza( 2) Wal Mart, Super
                     Stop & Shop        100.0%  163,159   43,187    206,346 100.00% 100.00% 100.00%    937,000    733,620  1,670,620
                                              --------------------------------------------------------------------------------------
Massachusetts
--------------------
Methuen Shopping    Wal Mart,
 Center              Demoulas Super
                     Markets            100.0%  120,004   10,017    130,021 100.00% 100.00% 100.00%    736,464    222,225    958,689
Crescent Plaza      Home Depot,
                     Supervalu          100.0%  156,985   61,156    218,141 100.00%  69.14%  91.35%  1,178,872    426,757  1,605,629
                                              --------------------------------------------------------------------------------------
      Total -
    Massachusetts                               276,989   71,173    348,162 100.00%  73.48%  94.58%  1,915,336    648,982  2,564,318
                                              --------------------------------------------------------------------------------------
New York
--------------------
                    Bon Ton,
                     Marshalls,
                     Price Chopper,
New Loudon Center   A.C. Moore,
                     Raymours
                     Furniture Co.      100.0%  251,211    4,615    255,826 100.00% 100.00% 100.00%  1,641,431    126,310  1,767,741
                                              --------------------------------------------------------------------------------------
Rhode Island
--------------------
Walnut Hill Plaza   Sears,
                     Supervalu, CVS     100.0%  121,892  162,825    284,717 100.00%  92.56%  95.75%  1,005,500  1,399,290  2,404,790
                                              --------------------------------------------------------------------------------------
Vermont
--------------------
The Gateway ShoppingSupervalu
 Center                                 100.0%   73,184   28,600    101,784 100.00%  84.38%  95.61%  1,353,904    523,252  1,877,156
                                              --------------------------------------------------------------------------------------

 Total New England                              886,435  310,400  1,196,835 100.00%  88.58%  97.04%  6,853,171  3,431,454 10,284,625
                                              --------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above. (2 )Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio                        Acadia's
 (continued):                         interest
                                      --------
      Midwest
--------------------
Illinois
--------------------
Hobson West Plaza   Garden Fresh
                     Markets            100.0%   51,692   47,434     99,126 100.00%  85.58%  93.10%$   225,436$   811,609$ 1,037,045
Clark Diversey                    -     100.0%        -   19,265     19,265      -  100.00% 100.00%          -    883,130    883,130
                                              --------------------------------------------------------------------------------------
  Total - Illinois                               51,692   66,699    118,391 100.00%  89.74%  94.22%    225,436  1,694,739  1,920,175

Indiana
--------------------
                    JC Penney,
                     Office Max, TJ
                     Maxx,
Merrillville Plaza  David's Bridal,
                     Pier I             100.0%  145,266   89,760    235,026 100.00%  85.48%  94.45%  1,615,642  1,279,158  2,894,800
Michigan
--------------------
                    Home Goods, TJ
                     Maxx,
                     Marshalls,
Bloomfield Towne    Officemax
 Square                                 100.0%  152,944   79,237    232,181  82.04%  96.39%  86.94%  1,015,349  1,402,961  2,418,310

Ohio
--------------------
Mad River Station   Babies 'R' Is,
 (1)                 Office Depot,
                     Pier I             100.0%   68,296   57,687    125,983 100.00%  78.16%  90.00%    802,719    627,538  1,430,257
                                              --------------------------------------------------------------------------------------
   Total Midwest                                418,198  293,383    711,581  93.43%  87.96%  91.17%  3,659,146  5,004,396  8,663,542
                                              --------------------------------------------------------------------------------------

    Mid-Atlantic
--------------------
New Jersey
--------------------
Marketplace of      Supervalu, Rite
 Absecon             Aid                100.0%   58,031   46,687    104,718 100.00%  93.27%  97.00%    984,014    662,008  1,646,022
                                              --------------------------------------------------------------------------------------
 Total - New Jersey                              58,031   46,687    104,718 100.00%  93.27%  97.00%    984,014    662,008  1,646,022
                                              --------------------------------------------------------------------------------------
Delaware
--------------------
                    Lowes, Target,
                     Bed, Bath &
                     Beyond,
Brandywine Town     Dicks Sporting
 Center              Goods               22.2%  839,624   35,284    874,908  98.93%  87.91%  98.49% 12,706,931    559,980 13,266,910
Market Square       TJ Maxx, Trader
 Shopping Center     Joe's               22.2%   42,850   59,197    102,047 100.00%  89.02%  93.63%    671,888  1,553,239  2,225,127
Naamans Road                      -      22.2%        -   19,970     19,970   0.00%  54.94%  54.94%          -    558,340    558,340
                                              --------------------------------------------------------------------------------------
  Total - Delaware                              882,474  114,451    996,925  98.98%  82.73%  97.12% 13,378,819  2,671,559 16,050,377
                                              --------------------------------------------------------------------------------------
Pennsylvania
--------------------
Blackman Plaza      Kmart, Rite Aid     100.0%  112,051   13,213    125,264 100.00%  28.97%  92.51%    268,519     20,400    288,919
Mark Plaza          Kmart, Redner's
                     Market             100.0%  157,595   58,806    216,401 100.00%  49.48%  86.27%    652,095    220,106    872,201
Plaza 422           Home Depot,
                     Dunham's           100.0%  139,968   16,311    156,279 100.00%  25.32%  92.21%    643,503     75,000    718,503
Route 6 Plaza       Kmart, Fashion
                     Bug, Rite Aid      100.0%  146,498   29,021    175,519 100.00% 100.00% 100.00%    806,351    328,842  1,135,193
Chestnut Hill (2)   Borders Books       100.0%   31,420    9,150     40,570  59.00% 100.00%  68.25%    482,000    325,483    807,483
Abington Towne      Target, TJ Maxx
 Center (3)                             100.0%  184,616   31,742    216,358 100.00%  89.80%  98.50%    270,000    693,103    963,103
                                              --------------------------------------------------------------------------------------
Total - Pennsylvania                            772,148  158,243    930,391  98.33%  65.55%  92.76%  3,122,468  1,662,934  4,785,402
                                              --------------------------------------------------------------------------------------

 Total Mid-Atlantic                           1,712,653  319,381  2,032,034  98.72%  75.76%  95.12% 17,485,301  4,996,501 22,481,801
                                              --------------------------------------------------------------------------------------
    Total Core
     Properties                               3,612,0971,340,014  4,952,111  98.53%  84.36%  94.69%$39,931,983$25,915,692$65,847,674
                                              ======================================================================================
    Total Core
    Properties -
 weighted based on
 ownership interest(4)                        2,794,5571,194,255  3,988,812  98.35%  84.54%  94.21% 27,517,854 21,994,808 49,512,662
                                              ======================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property excludes 29,857 square feet of office space.
(2)  This consists of two separate buildings.
(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(4)  Weighted based on Acadia's ownership interest in the properties.

Reporting Supplement
  June 30, 2009


Core Portfolio Retail Properties by State - Summary
---------------------------------------------------
                                                      Gross Leasable Area      Occupancy                 Annualized Base Rent
                                                  ----------------------------------------------------------------------------------
               Ownership  Percent of        Number of
                   %     base rent (1) properties Anchors(2) Shops    Total  Anchors Shops  Total   Anchors     Shops       Total
               ---------------------------------------------------------------------------------------------------------------------
Connecticut         75.0%        5.5%            2  179,993   43,187  223,180100.00%100.00%100.00%$ 2,334,621 $   733,620$ 3,068,241
Delaware            22.2%        7.0%            3  882,474  114,451  996,925 98.98% 82.73% 97.12% 13,378,819   2,671,559 16,050,377
Illinois           100.0%        3.9%            2   51,692   66,699  118,391100.00% 89.74% 94.22%    225,436   1,694,739  1,920,175
Indiana            100.0%        5.8%            1  145,266   89,760  235,026100.00% 85.48% 94.45%  1,615,642   1,279,158  2,894,800
Massachusetts      100.0%        5.2%            2  276,989   71,173  348,162100.00% 73.48% 94.58%  1,915,336     648,982  2,564,318
Michigan           100.0%        4.9%            1  152,944   79,237  232,181 82.04% 96.39% 86.94%  1,015,349   1,402,961  2,418,310
New Jersey          88.9%       11.5%            3  170,104  147,013  317,117100.00% 89.55% 95.15%  3,274,474   2,914,285  6,188,759
New York            83.8%       35.0%           10  717,115  321,1391,038,254 99.46% 84.68% 94.89%  9,887,715  10,357,374 20,245,089
Ohio               100.0%        2.9%            1   68,296   57,687  125,983100.00% 78.16% 90.00%    802,719     627,538  1,430,257
Pennsylvania       100.0%        9.8%            6  772,148  158,243  930,391 98.33% 65.55% 92.76%  3,122,468   1,662,934  4,785,402
Rhode Island       100.0%        4.9%            1  121,892  162,825  284,717100.00% 92.56% 95.75%  1,005,500   1,399,290  2,404,790
Vermont            100.0%        3.8%            1   73,184   28,600  101,784100.00% 84.38% 95.61%  1,353,904     523,252  1,877,156
                         -----------------------------------------------------------------------------------------------------------
 Total - Core
   Portfolio                   100.0%           333,612,0971,340,0144,952,111 98.53% 84.36% 94.69%$39,931,983 $25,915,692$65,847,674
                         ===========================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Reporting Supplement
  June 30, 2009

Core Portfolio Top Tenants - Ranked by Annualized Base Rent (2)
                                                                                                      Percentage of
                                                                                                           Total
                                                          Joint                                      Represented by
                                       Wholly Owned      Ventures              Combined                Retail Tenant
                        Number of --------------------------------------------------------------------------------------------------
                        stores in
            Retail      combined    Total  Annualized Base Total Annualized Base Total Annualized Base  Total      Annualized Base
Ranking     Tenant      portfolio    GLA      Rent (1)     GLA      Rent (1)     GLA      Rent (1)    Portfolio GLA(2)  Rent (1)
------------------------------------------------------------------------------------------------------------------------------------

   1    A&P                 5        197,502 $ 3,613,840    18,722 $   246,960   216,224  $ 3,860,800           5.4%           7.8%
         -- A&P             3        112,463   1,913,060    18,722 $   246,960   131,185    2,160,020           3.3%           4.4%
         -- Pathmark        1         47,773     955,460         -           -    47,773      955,460           1.2%           1.9%
         -- King Kullen     1         37,266     745,320         -           -    37,266      745,320           0.9%           1.5%

       Supervalu
   2    (Shaws)             4        220,625   3,075,684         -           -   220,625    3,075,684           5.5%           6.2%

   3   TJX Companies        8        193,482   1,451,600    19,144     344,750   212,626    1,796,350           5.3%           3.6%
         -- T.J. Maxx       4         88,200     759,600     6,927      88,189    95,127      847,789           2.4%           1.7%
         -- Marshalls       2         65,636     384,743         -           -    65,636      384,743           1.6%           0.8%
         -- Homegoods       2         39,646     307,257    12,217     256,561    51,863      563,818           1.3%           1.1%

   4   Sears                5        390,270   1,355,279    49,355     277,463   439,625    1,632,742          11.0%           3.3%
         -- Kmart           4        329,570   1,097,279    49,355     277,463   378,925    1,374,742           9.5%           2.8%
         -- Sears           1         60,700     258,000         -           -    60,700      258,000           1.5%           0.5%

   5   Stage Deli           1          4,211   1,152,000         -           -     4,211    1,152,000           0.1%           2.3%

       Ahold (Stop and
   6    Shop)               2        117,911   1,320,168         -           -   117,911    1,320,168           3.0%           2.7%

   7   L.A. Fitness         1         55,000   1,265,000         -           -    55,000    1,265,000           1.4%           2.6%

   8   Home Depot           2        211,003   1,099,996         -           -   211,003    1,099,996           5.3%           2.2%

       Restoration
   9    Hardware            1         12,293   1,041,152         -           -    12,293    1,041,152           0.3%           2.1%

  10   Sleepy's             5         40,119     847,674         -           -    40,119      847,674           1.0%           1.7%

  11   Barnes & Noble       2         19,622     625,000     6,091     194,902    25,713      819,902           0.6%           1.7%
  12   Price Chopper        1         77,450     802,105         -           -    77,450      802,105           1.9%           1.6%
  13   Walgreens            2         14,837     435,000     7,594     232,750    22,431      667,750           0.6%           1.3%
  14   Wal-Mart             2         89,544     626,808         -           -    89,544      626,808           2.2%           1.3%
  15   Pier 1 Imports       3         19,254     400,754     4,321     170,802    23,575      571,556           0.6%           1.2%
  16   JC Penney            1         50,000     544,500         -           -    50,000      544,500           1.3%           1.1%
  17   Rite Aid             3         32,142     511,565         -           -    32,142      511,565           0.8%           1.0%
  18   The Avenue           4         17,236     342,869     4,043     160,406    21,279      503,275           0.5%           1.0%
  19   CVS                  2         34,300     498,990         -           -    34,300      498,990           0.9%           1.0%
  20   Border's             1         18,538     482,000         -           -    18,538      482,000           0.5%           1.0%
       Payless
  21    Shoesource          7         22,225     424,013     1,514      52,994    23,739      477,007           0.6%           1.0%
  22   Lowes                1              -           -    31,108     470,509    31,108      470,509           0.8%           1.0%
  23   Redner's Markets     1         52,639     447,432         -           -    52,639      447,432           1.3%           0.9%
  24   OfficeMax            2         47,657     428,913         -           -    47,657      428,913           1.2%           0.9%
  25   Drexel Heritage      2         13,315     332,875     4,850      91,034    18,165      423,909           0.5%           0.9%
  26   Citibank             3          5,486     263,328     2,797     135,311     8,283      398,639           0.2%           0.8%
       JP Morgan Chase
  27    Bank                2         15,013     395,342         -           -    15,013      395,342           0.4%           0.8%
       Big Apple
  28    Souvenirs           1            920     381,684         -           -       920      381,684           0.0%           0.8%
  29   Hallmark Cards       4         22,022     369,029         -           -    22,022      369,029           0.6%           0.7%
  30   Access Group         1              -           -    16,989     365,093    16,989      365,093           0.4%           0.7%
       The Vitamin
  31    Shoppe              1          8,850     345,000         -           -     8,850      345,000           0.2%           0.7%
  32   Blockbuster          4         14,730     337,636         -           -    14,730      337,636           0.4%           0.7%
       54 Computer &
  33    Camera              1            996     321,364         -           -       996      321,364           0.0%           0.6%
  34   Office Depot         1         25,038     315,479         -           -    25,038      315,479           0.6%           0.6%
  35   Dollar Tree          4         35,216     300,640         -           -    35,216      300,640           0.9%           0.6%
  36   Duane Reade          1          9,698     306,748         -           -     9,698      306,748           0.2%           0.6%
  37   Dots                 4         17,698     297,358         -           -    17,698      297,358           0.4%           0.6%
  38   Bonton               1         65,365     274,533         -           -    65,365      274,533           1.6%           0.6%
       K&G Fashion
  39    Superstore          1         21,500     269,647         -           -    21,500      269,647           0.5%           0.5%
  40   Babies "R" Us        1         33,147     260,204         -           -    33,147      260,204           0.8%           0.5%
  41   Petco                1         17,578     259,275         -           -    17,578      259,275           0.4%           0.5%
  42   Target               1              -           -    36,822     245,503    36,822      245,503           0.9%           0.5%
       A. C. Moore Arts
  43    & Crafts            1         21,520     243,391         -           -    21,520      243,391           0.5%           0.5%
  44   TransUnion           1              -           -    31,843     227,926    31,843      227,926           0.8%           0.5%
       Garden Fresh
  45    Markets             1         51,692     225,436         -           -    51,692      225,436           1.3%           0.5%
  46   99 Cent Dreams       1          9,592     225,124         -           -     9,592      225,124           0.2%           0.5%
       Electronics
  47    Store               1            428     223,242         -           -       428      223,242           0.0%           0.5%
       Bed, Bath &
  48    Beyond              1              -           -    11,327     212,311    11,327      212,311           0.3%           0.4%
       Pet Supplies
  49    "Plus"              1         10,266     208,400         -           -    10,266      208,400           0.3%           0.4%
  50   Dunham's             1         35,725     205,419         -           -    35,725      205,419           0.9%           0.4%
                       -------------------------------------------------------------------------------------------------------------
            Total              108 2,373,655 $29,153,496   246,520 $ 3,428,714 2,620,175  $32,582,210          65.7%          65.8%
                       =============================================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.
(2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of Brandywine and Crossroads.

Reporting Supplement
 June 30, 2009

Core Portfolio Lease Expirations

                            Gross Leased Area         Annualized Base Rent
                         ----------------------- -------------------------------
               Number of               Percent                Percent   Average
                 Leases     Square       of                      of       per
                Expiring   Footage      Total       Amount     Total    Sq. Ft.
               --------------------------------- -------------------------------

Anchor Tenant Expirations

     2009          3          224,447      6.79%      457,328     1.15%     2.04
     2010          10         229,756      6.95%    2,565,455     6.42%    11.17
     2011          9          195,917      5.93%    3,563,381     8.92%    18.19
     2012          7          351,642     10.64%    3,185,790     7.98%     9.06
     2013          8          355,254     10.75%    4,633,605    11.61%    13.04
     2014          8          221,510      6.70%    3,052,689     7.64%    13.78
     2015          7          265,869      8.05%    4,240,796    10.62%    15.95
     2016          5           78,886      2.39%    1,022,342     2.56%    12.96
     2017          4          158,877      4.81%    2,565,573     6.42%    16.15
     2018          6          359,783     10.89%    5,040,525    12.62%    14.01
     2019          5          122,539      3.71%      927,850     2.32%     7.57
     2020          3          184,917      5.60%    1,400,429     3.51%     7.57
     2021          1          106,760      3.23%      661,912     1.66%     6.20
     2022          2           69,837      2.11%    1,700,000     4.26%    24.34
     2024          3          188,506      5.71%    3,190,904     7.99%    16.93
     2028          4          189,509      5.74%    1,723,404     4.32%     9.09
               --------------------------------- -------------------------------
Total Occupied     85       3,304,009    100.00%  $39,931,983   100.00% $  12.09
               ================================= ===============================

Anchor GLA Owned by
 Tenants                      254,916
Total Vacant                   53,172
                         ------------
Total Square Feet           3,612,097
                         ============

Shop Tenant Expirations

Month to Month     12           5,565      0.50%  $   251,927     0.97% $  45.27
     2009          40         110,957      9.90%    2,402,793     9.27%    21.66
     2010          40         119,511     10.66%    2,023,423     7.81%    16.93
     2011          45         162,329     14.45%    3,618,060    13.98%    22.29
     2012          41         148,414     13.24%    2,903,847    11.20%    19.57
     2013          45         145,188     12.95%    3,343,959    12.90%    23.03
     2014          31         140,254     12.51%    3,056,752    11.79%    21.79
     2015          17          74,892      6.68%    1,733,619     6.69%    23.15
     2016          6           31,405      2.80%      763,197     2.94%    24.30
     2017          16          49,631      4.43%    1,952,411     7.53%    39.34
     2018          19          43,051      3.84%    1,709,690     6.60%    39.71
     2019          7           14,073      1.26%      399,275     1.54%    28.37
     2020          3            6,000      0.54%      146,070     0.56%    24.35
     2021          3           30,270      2.70%      244,385     0.94%     8.07
     2022          4           20,055      1.79%      522,555     2.02%    26.06
     2023          2            7,362      0.66%      126,712     0.49%    17.21
     2027          2            9,012      0.80%      442,017     1.71%    49.05
     2028          1            3,200      0.29%      275,000     1.06%    85.94
               --------------------------------- -------------------------------
Total Occupied    334       1,121,169    100.00%  $25,915,692   100.00% $  23.11
               ================================= ===============================

Total Vacant                  218,845
                         ------------
Total Square Feet           1,340,014
                         ============

                            Gross Leased Area         Annualized Base Rent
                         ----------------------- -------------------------------
               Number of               Percent                Percent   Average
                 Leases     Square       of                      of       per
                Expiring   Footage      Total       Amount     Total    Sq. Ft.
               --------------------------------- -------------------------------

Total Anchor and Shop
 Tenant Expirations

Month to Month     12    $      5,565      0.13%  $   251,927     0.38% $  45.27
     2009          43         335,404      7.58%    2,860,121     4.34%     8.53
     2010          50         349,267      7.89%    4,588,878     6.97%    13.14
     2011          54         358,246      8.10%    7,181,441    10.91%    20.05
     2012          48         500,056     11.30%    6,089,637     9.25%    12.18
     2013          53         500,442     11.31%    7,977,564    12.11%    15.94
     2014          39         361,764      8.18%    6,109,441     9.28%    16.89
     2015          24         340,761      7.70%    5,974,415     9.07%    17.53
     2016          11         110,291      2.49%    1,785,539     2.71%    16.19
     2017          20         208,508      4.71%    4,517,984     6.86%    21.67
     2018          25         402,834      9.10%    6,750,215    10.25%    16.76
     2019          12         136,612      3.09%    1,327,125     2.02%     9.71
     2020          6          190,917      4.31%    1,546,499     2.35%     8.10
     2021          4          137,030      3.10%      906,297     1.38%     6.61
     2022          6           89,892      2.03%    2,222,555     3.38%    24.72
     2023          2            7,362      0.17%      126,712     0.19%    17.21
     2024          3          188,506      4.26%    3,190,904     4.85%    16.93
     2027          2            9,012      0.20%      442,017     0.67%    49.05
     2028          5          192,709      4.35%    1,998,403     3.03%    10.37
               --------------------------------- -------------------------------
Total Occupied    419    $  4,425,178    100.00%  $65,847,674   100.00% $  14.88
               ================================= ===============================

Anchor GLA Owned by
 Tenants                      254,916
Total Vacant                  272,017
                         ------------
Total Square Feet           4,952,111
                         ============

              Reporting Supplement
                 June 30, 2009

                 Core Portfolio                      Year-to-Date                 3 months ended                 3 months ended
        New and Renewal Rent Spreads (1)            June 30, 2009                  June 30, 2009                 March 31, 2009
 --------------------------------------------------------------------          ---------------------         -----------------------
                                                  Cash (2)  GAAP (3)            Cash (2)  GAAP (3)            Cash (2)   GAAP (3)
                                                 --------------------          ---------------------         -----------------------
 New leases
 Number of new leases commencing                         5         5                   1          1                  4            4
 GLA                                                21,239    21,239               2,997      2,997             18,242       18,242
 New base rent                                   $   13.82 $   14.91           $   14.39 $    20.48          $   13.73 $      13.99
 Previous base rent (and percentage rent)        $   21.57 $   20.71           $   25.99 $    24.10          $   20.84 $      20.15
 Percentage growth in base rent                      -35.9%    -28.0%              -44.6%     -15.0%             -34.1%       -30.6%
 Average cost per square foot                    $   15.31 $   15.31           $    0.00 $     0.00          $   17.83 $      17.83

 Renewal leases
 Number of renewal leases commencing                    31        31                  10         10                 21           21
 GLA expiring                                      275,714   275,714              69,431     69,431            206,283      206,283
 Renewal percentage                                     68%       68%                 79%        79%                64%          64%
 New base rent                                   $   14.57 $   15.37           $   14.75 $    16.03          $   14.49 $      15.10
 Expiring base rent (and percentage rent)        $   13.98 $   13.62           $   15.99 $    15.47          $   13.14 $      12.84
 Percentage growth in base rent                        4.2%     12.9%               -7.8%       3.6%              10.3%        17.6%
 Average cost per square foot                    $    0.77 $    0.77           $    2.62 $     2.62          $    0.00 $       0.00

 Total new and renewal Leases
 Number of new and renewal leases commencing            36        36                  11         11                 25           25
 GLA commencing                                    207,582   207,582              58,074     58,074            149,508      149,508
 New base rent                                   $   14.49 $   15.33           $   14.73 $    16.26          $   14.40 $      14.96
 Expiring base rent (and percentage rent)        $   14.76 $   14.34           $   16.51 $    15.92          $   14.08 $      13.73
 Percentage growth in base rent                       -1.8%      6.9%              -10.8%       2.2%               2.3%         9.0%
 Average cost per square foot                    $    2.26 $    2.26           $    2.48 $     2.48          $    2.18 $       2.18

(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.
(2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
(3)  Rents are calculated on a straight-line basis.

Reporting Supplement
   June 30, 2009

Core Portfolio Capital Expenditures
------------------------------------

                                         Year-to-Date          Current              Prior
                                                               Quarter             Quarter
                                            Period             3 months            3 months              Year
                                            ended               ended               ended               Ended
                                        June 30, 2009       June 30, 2009       March 31, 2009      December 31, 2008
                                       ----------------    ----------------    ----------------    ------------------
Leasing Commissions:                   $            259    $             72    $            187    $            651
Tenant Improvements:                              1,047                 503                 544               2,043
Capital Expenditures:                               294                 285                   9                 896
Redevelopments                                        -                   -                   -                   -
                                       ----------------    ----------------    ----------------    ----------------
Total                                  $          1,600    $            860    $            740    $          3,590
                                       ================    ================    ================    ================
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
QUARTERLY SUPPLEMENTAL DISCLOSURE
       June 30, 2009
Property Demographics (1)
----------------------------------
                                                                          3-Mile Radius(2)                   5-Mile Radius
                                                                   ------------------------------- ---------------------------------
                                        Trade  Cash (2)                        #
                                        Area     Base     Total      Total  House- Median Avg. HH    Total           Median Avg. HH
                                                                             holds    HH                        #       HH
Classi- Property / JV City        State(Miles)   Rent      GLA       Pop.   ("HH") Income  Income    Pop.      HH    Income  Income
fication Ownership %
-----------------------------------------------------------------  ------------------------------- ---------------------------------
Core    Brandywine    Wilmington   DE
         Town Center &
         Mkt
         Sq./22.22%                       3   16,050,377  996,925     41,222 15,054$83,769$102,192   120,306   46,004$74,110 $93,425
Core    Elmwood Park  Elmwood Park NJ
         Shopping Ctr.                    3    3,278,280  149,491    257,647 83,959 52,609  62,446   614,727  208,535 57,938  69,562
Core    Chestnut Hill Philadelphia PA     3      807,483   40,570    148,084 59,791 53,526  65,990   399,921  157,197 52,171  65,291
Core    Abington TowneAbington     PA
         Center                           3      963,103  216,358     91,293 34,692 66,882  82,491   304,127  117,213 59,851  70,401
Core    Clark &       Chicago      IL
         Diversey                         3      883,130   19,265    419,461213,740 58,803  81,579   969,623  410,327 51,138  67,593
Core    Hobson West   Naperville   IL
         Plaza                            3    1,037,045   99,126     98,083 34,231 94,977 114,120   241,153   82,668 93,969 113,986
Core    Methuen       Methuen      MA
         Shopping Ctr.                    5      958,689  130,021     89,957 31,569 41,619  49,981   201,503   72,943 47,894  56,306
Core    Crossroads    White Plains NY
         Shopping Ctr.
         / 49%                            3    5,874,198  310,822    105,870 39,349 78,556  85,621   205,109   73,112 93,445 108,276
Core    The Branch    Smithtown    NY
         Plaza                            3    2,704,867  125,751     68,832 23,221 89,522 113,455   199,361   64,663 82,867 105,093
Core    Amboy Road    Staten       NY
                       Island             3    1,780,669   63,290    156,384 56,991 69,666  90,260   292,132  105,178 66,927  88,388
Core    Village       Smithtown    NY
         Commons
         Shopping Ctr.                    3    2,104,524   87,237     68,832 23,221 89,522 113,455   199,361   64,663 82,867 105,093
Core    Bloomfield    Bloomfield   MI
         Town Square   Hills              5    2,418,310  232,181     62,528 23,953 73,997 102,234   166,443   62,677 79,970 105,922
Core    Crescent PlazaBrockton     MA     3    1,605,629  218,141     99,649 34,369 46,062  56,826   168,246   58,789 46,062  56,826
Core    239 Greenwich Greenwich    CT
         Avenue / 75%                     5    1,397,621   16,834     67,165 24,889 97,270 125,159   142,822   51,210 94,119 119,232
Core    Town Line     Rocky Hill   CT
         Plaza                            3    1,670,620  206,346     45,606 19,067 65,917  75,855   153,302   61,023 57,724  68,679
Core    New Loudon    Latham       NY
         Center                           5    1,767,741  255,826     41,815 15,619 55,375  66,288   151,655   61,034 47,547  61,261
Core    Pacesetter    Pomona       NY
         Park Shopping
         Ctr.                             3    1,100,336   96,353     25,618  8,209 89,598 125,526   129,143   36,828 72,841 102,767
Core    LA Fitness,   Staten       NY
         Staten Island Island             3    1,265,000   55,000    127,542 45,026 65,178  83,167   457,912  162,076 60,236  77,922
Core    West 54th     Manhattan    NY
         Street                           3    2,686,089    9,677    582,613325,406 80,037  96,770 2,424,8481,048,312 55,446  67,194
Core    East 17th     Manhattan    NY
         Street                           3      625,000   19,622  1,027,933495,157 64,629 116,133 2,512,4121,086,434 53,903  96,755
Core    Mad River     Dayton       OH
         Station                          5    1,430,257  125,983     58,692 25,428 58,119  67,529   135,000   56,693 60,560  71,601
Core    Mark Plaza    Edwardsville PA     5      872,201  216,401     87,986 37,409 31,982  39,628   124,868   52,566 34,683  43,184
Core    Blackman PlazaWilkes-Barre PA     5      288,919  125,264     58,885 24,646 30,982  40,002   111,991   47,249 33,391  41,275
Core    Bartow Avenue The Bronx    NY     3      336,665   14,676    567,476209,231 40,253  47,643 1,435,467  511,796 30,552  43,522
Core    Walnut Hill   Woonsocket   RI
         Plaza                            5    2,404,790  284,717     60,322 22,861 42,715  47,867    95,320   35,238 50,142  56,573
Core    A & P ShoppingBoonton      NJ
         Plaza / 60%                      5    1,264,457   62,908     49,442 18,288 87,533 113,042   101,266   36,438 86,509 106,011
Core    Merrillville  Hobart       IN
         Plaza                            5    2,894,800  235,026     26,118 10,066 56,556  64,248    87,796   32,151 54,709  62,531
Core    The Gateway   So.          VT
         Shopping Ctr. Burlington         3    1,877,156  101,784     46,879 19,366 44,294  55,033    69,993   28,186 47,104  57,514
Core    Marketplace ofAbsecon      NJ
         Absecon                          3    1,646,022  104,718     30,732 11,642 52,106  64,775    68,326   26,137 51,610  62,711
Core    Plaza 422     Lebanon      PA     3      718,503  156,279     43,975 17,347 36,874  47,144    61,197   23,615 41,055  51,545
Core    Route 6 Plaza Honesdale    PA     5    1,135,193  175,519      7,567  3,014 32,283  43,919    11,899    4,627 34,031  46,300
Fund I  Granville     Columbus     OH
         Center /
         37.78%                           3      598,018  134,997    112,547 47,337 47,547  53,746   266,313  108,411 53,466  60,719
Fund I  Sterling      Sterling     MI
         Heights       Heights
         Shopping
         Center /
         18.9%                            3      562,900  154,835     99,813 36,587 66,886  77,416   264,560  103,403 63,816  74,661
Fund I  Tarrytown     Tarrytown    NY
         Shopping
         Center /
         37.78%                           3      981,063   35,291     36,856 13,450 78,415  95,294   123,546   43,654 85,757 103,311
Fund II-400 East      The Bronx    NY
 Urban   Fordham Road
 In-Fill / 19.2%                          2    5,304,240  119,446  1,205,053412,674 30,252  38,298 1,997,909  698,322 33,259  40,957
Fund II-Sherman AvenueManhattan    NY
 Urban   / 19.2%
 In-Fill                                  2            -        -    535,739175,108 29,260  36,324 2,049,516  721,521 34,366  42,608
Fund II-Pelham Manor  Westchester  NY
 Urban   Shopping
 In-Fill Plaza / 19.2%                    3    4,719,346  249,980    398,727147,238 48,697  56,116 1,109,022  403,897 44,956  53,542
Fund II-161st Street  The Bronx    NY
 Urban   /19.2%
 In-Fill                                  2    4,530,723  223,521  1,274,483427,111 25,104  31,477 2,531,473  966,482 37,307  48,034
Fund II-Liberty AvenueQueens       NY
 Urban   / 19.2%
 In-Fill                                  3      896,083   26,125    613,457201,509 44,915  59,078   613,457  201,509 44,915  59,078
Fund II-216th Street /Manhattan    NY
 Urban   19.2%
 In-Fill                                  2    2,565,000   60,000    536,119183,542 30,978  41,481   536,119  183,542 30,978  41,481
Fund II-Oakbrook/ 20% Oakbrook     IL
 Other                                    3      825,000  112,000     77,560 29,487 77,130 108,955   288,932  108,039 75,456  97,126
Fund    Cortlandt     Mohegan Lake NY
 III-    Towne
 Other   Center/19.91%                    3    8,457,637  641,797     50,899 17,257 83,556  96,323    85,373   28,902 88,363 103,198
------------------------------------------------------------------------------------------------------------------------------------
                                              95,287,6846,710,103
                                              -------------------
TOTAL
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on GLA                                      151,988 54,559$62,603 $76,115   328,378  122,105$62,304 $76,356
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on base
 rent( 1)                                                            172,164 69,049$64,466 $79,647   408,206  157,608$59,949 $74,067
                                                                   ------------------------------- ---------------------------------

CORE
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on GLA                                       74,690 28,542$63,374 $77,631   182,774   68,621$61,832 $76,492
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on base
 rent( 1)                                                            128,576 55,279$65,813 $81,548   338,565  133,340$60,318 $74,724
                                                                   ------------------------------- ---------------------------------

FUND I
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on GLA                                       98,267 38,539$60,108 $69,528   249,981   98,997$61,900 $71,982
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on base
 rent( 1)                                                             70,711 27,843$66,749 $79,235   190,772   73,509$72,058 $85,286
                                                                   ------------------------------- ---------------------------------

FUND II -Urban In-fill
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on GLA                                      849,218291,345$35,976 $43,693 1,663,898  613,608$39,144 $48,663
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on base
 rent( 1)                                                            886,620303,644$34,622 $42,737 1,622,252  590,629$37,596 $47,010
                                                                   ------------------------------- ---------------------------------

FUND II -Other
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on GLA                                       77,560 29,487$77,130$108,955   288,932  108,039$75,456 $97,126
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on base
 rent( 1)                                                             77,560 29,487$77,130$108,955   288,932  108,039$75,456 $97,126
                                                                   ------------------------------- ---------------------------------

FUND III
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on GLA                                       50,899 17,257$83,556 $96,323    85,373   28,902$88,363$103,198
                                                                   ------------------------------- ---------------------------------
Weighted Average - Based on base
 rent( 1)                                                             50,899 17,257$83,556 $96,323    85,373   28,902$88,363$103,198
                                                                   ------------------------------- ---------------------------------
(1)  Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.

(2) West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius
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